As filed with the Securities and Exchange Commission on December 1, 2005.

                                                      Registration No. 333-69803
                                                     1940 Act File No. 811-09177
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    |_|
                         Pre-Effective Amendment No. __                 |_|
                         Post-Effective Amendment No. 10                |X|
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                 |_|
                                 Amendment No. 9                        |X|
                        (Check Appropriate box or boxes)

                                 ---------------

                            The Catholic Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

           1100 WEST WELLS STREET
           MILWAUKEE, WISCONSIN                                 53233
   (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 278-6550

                            THEODORE F. ZIMMER, ESQ.
                             1100 WEST WELLS STREET
                           MILWAUKEE, WISCONSIN 53233
                     (Name and Address of Agent for Service)

                                    Copy to:
                             FREDRICK G. LAUTZ, ESQ.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

 It is proposed that this filing will become effective (check appropriate box):

      |_|   immediately upon filing pursuant to paragraph (b)
      |_|   on [date] pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |X|   on February 1, 2006 pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

LOGO - The Catholic Funds, Inc.

Prospectus

FEBRUARY 1, 2006

The Catholic Equity Fund

Neither The Catholic Funds nor the adviser, Catholic Financial Services Corporation, is sponsored or endorsed by the Roman Catholic Church, nor has the Catholic Church approved or disapproved the shares of The Catholic Funds.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

This prospectus has information you should know before you decide to invest. Please read it carefully and keep it with your investment records.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

THE CATHOLIC FUNDS.............................................................1

INVESTMENT PHILOSOPHY STATEMENT................................................1

THE CATHOLIC EQUITY FUND.......................................................3

ADDITIONAL INVESTMENT PRACTICES AND RISKS......................................9

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM...................................14

MANAGEMENT....................................................................15

HOW TO INVEST.................................................................18

SELLING YOUR SHARES...........................................................31

OTHER SHARE AND SHAREHOLDER INFORMATION.......................................34

FINANCIAL HIGHLIGHTS..........................................................37

FOR MORE INFORMATION  ................................................BACK COVER

Before Reading this Prospectus

References to "you" and "your" in the prospectus refer to prospective investors or shareholders. References to "we", "us" or "our" refer to the Funds and the Fund management (adviser, distributor, administrator, transfer agent and custodian) generally.

                               THE CATHOLIC FUNDS

The Catholic Funds, Inc. is an investment company organized as a Maryland Corporation. This prospectus describes shares for the Catholic Equity Fund (the "Fund").

                                        INVESTMENT OBJECTIVE                     PRIMARY FUND INVESTMENTS
                                        --------------------                     ------------------------
The Catholic Equity Fund        To  obtain a total  return  over time      A portfolio  of stocks to be selected
                                from   dividends  and  capital  gains      primarily from the S&P 500 Index.
                                that  exceeds,  before  deducting the
                                Fund's operating expenses,  the total
                                return of the S&P 500 Index.

There can be no assurance that the Fund will achieve its objective.

Catholic Financial Services Corporation ("CFSC" or the "adviser"), a Wisconsin corporation registered as an investment adviser under federal securities laws, is the adviser to the Fund. Catholic Financial Services Corporation and The Catholic Funds have retained Ziegler Capital Management, LLC as subadviser to manage the day-to-day selection and management of the Fund's investments.

                         INVESTMENT PHILOSOPHY STATEMENT

The investment philosophy for The Catholic Funds, Inc. ("Catholic Funds" or "CFI") is based on two principles:

      1. Prudent Financial Stewardship. The investments in CFI will be managed using strategies aimed at producing results that will help investors reach their financial goals, without taking unwarranted risks.

      2. Responsible Catholic Stewardship. CFI will strive to invest the assets of its Fund in a manner that promotes two specific core Catholic values, which the board of directors of CFI has selected from among many important core Catholic values: namely, the principle that human life deserves protection from the moment of conception and that every person is entitled to be treated with dignity and justice because every human being is created in the image and likeness of God.

The Catholic Equity Fund employs two methods to achieve the goal of Responsible Catholic Stewardship:

      o Human Dignity Advocacy Activities - trying to influence company practices to better reflect and promote the dignity of the human person.

      o The Sanctity of Life Exclusionary Screen - avoiding investing in securities and obligations of companies and other issuers that directly participate in abortion.

The Catholic Equity Fund strives to enable individual and institutional investors to comply with the following recommendations of the Catholic bishops of the United States in their pastoral letter, Economic Justice For All--Pastoral Letter on Catholic Social Teaching and the U.S. Economy:

         Individual Christians who are shareholders and those responsible within church institutions that own stocks in U.S. corporations must see to it that the invested funds are used responsibly. Although it is a moral and legal fiduciary responsibility of the trustees to ensure an adequate return on investment for the support of the work of the Church, their stewardship embraces broader moral concerns. As part owners, they must cooperate in shaping the policies of those companies through dialogue with management, through votes at corporate meetings, through the introduction of resolutions, and through participation in investment decisions." P. 354. (1986) (emphasis added).

Consistent with the Bishops' recommendations, CFI may undertake advocacy activities, such as conducting dialogues with management, voting at corporate meetings, and introducing resolutions at corporate meetings. The Fund may also undertake other advocacy activities, including encouraging its shareholders to communicate with companies on issues of concern, participating in or initiating proxy contests for the election of directors and the like, and conducting surveys pertaining to these Catholic values for response by companies in which the Fund invests. For example, CFI may seek to improve the treatment of a company's customers, its workers, or its suppliers' workers, or people and communities directly affected by its operations. CFI may also seek to improve the treatment of people affected less directly by a company's activities, such as people harmed by a company's impact on their environment. Recognizing that excessive executive compensation and poor corporate governance may be symptoms of underlying attitudes and problems that can lead to the unjust treatment of people, CFI may seek to improve a company's practices in those areas.

Investors should bear in mind that the board and the adviser consider only certain core Catholic values when selecting investments for the Fund and when determining whether and what advocacy actions to take. Therefore, it is likely that the Fund, from time to time, will own stocks of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important core Catholic values other than those described above, and with respect to which we take no advocacy actions.

Because the Fund will avoid investing in securities of companies and other issuers whose products and services are inconsistent with the sanctity of human life through the sanctity of life exclusionary screen, the return on securities chosen may be higher or lower than if the Fund considered only financial and other traditional criteria when selecting investments. However, the adviser has analyzed the anticipated effects of the sanctity of life exclusionary screen on the selections of investments for the Fund, and it has assured CFI's board of directors that in its judgment the application of this exclusionary screen will not significantly hamper the Fund's ability to achieve its investment objective.

To learn more about the Fund's Responsible Catholic Stewardship Principle, read the section of this prospectus captioned "Additional Investment Practices and Risks-Implementation of the Responsible Catholic Stewardship Principle."

                            THE CATHOLIC EQUITY FUND

INVESTMENT OBJECTIVE

The Catholic Equity Fund seeks to obtain a total return overtime from dividends and capital gains that exceeds, before deducting the Fund's operating expenses, the total return of the S&P 500 Index.

WHO SHOULD INVEST

The Fund is intended for investors who seek long-term capital appreciation while promoting important Catholic values. The Fund typically will be used as a core equity investment by investors who can tolerate fluctuations in portfolio value and have no need for current income from the Fund. The Fund's objective is designed to offset the Fund's operating expenses with returns that exceed the S&P 500 Index. In order to accomplish this, the Fund will seek to provide excess return over the S&P 500 Index of up to 100 basis points.

INVESTMENT POLICIES

The Fund attempts to achieve its objective by investing in a portfolio of common stocks primarily selected from the S&P 500 Index. The Fund will utilize "optimization" and "enhancement" strategies, which provide potential for the Fund to obtain a modest excess return relative to the S&P 500 Index, while maintaining relatively low variability above and below returns on the Index. Because the Fund will utilize an optimization strategy, the Fund will not replicate the Index and will not hold all of the securities in the Index. Rather, the subadviser will create a portfolio of stocks primarily selected from a subset of stocks included in the S&P 500 Index, which has risk characteristics similar to the Index as a whole. The subadviser will attain these similar risk characteristics by maintaining a subset of Index stocks with relatively similar sector and industry weights as the Index. Under the enhancement strategy, the subadviser will hold certain stocks in the Fund's portfolio in a greater or less percentage than the Index, based upon the subadviser's Quantitative Research Strategy (QRS), in an attempt to outperform the Index. This Quantitative Research Strategy seeks to exploit anomalies in behavioral finance that are supported by academic and proprietary in-house research, which suggests that investors have a tendency to over and under-react to available information when forming their expectations of future equity returns. These informational processing errors may cause pricing of certain securities to be inconsistent with their actual value and may, in turn, provide an investment opportunity.

Under the investment policies used by the Fund, the Fund may invest in securities not in the Index in an attempt to outperform the Index. However, under normal market conditions, at least 85% of the Fund's net assets will be invested in the common stocks that are included in the Index.

At times, the Fund may hold uncommitted cash, which may be invested in short-term, money market instruments. In order to achieve a return on such uncommitted cash, which exceeds, before deducting the Fund's operating expenses, the investment performance of the S&P 500 Index, the subadviser may elect to invest up to 10% of its net assets in exchange-traded futures contracts and options on the S&P 500 Index. The Fund may also invest in exchange-traded funds that are based on the S&P 500 Index, subject to regulatory limitations, and in options on such exchange-traded funds.

Certain companies included in the S&P 500 Index from time to time may, through the manufacture of their products or the provision of their services, directly participate in abortion. The Fund will not invest in the common stocks of those companies. As of December 31, 2005, there were ____ companies included in the S&P 500 Index in which the Fund would not invest because of this exclusionary screen. Together those companies made up approximately ____% of the total market capitalization of the S&P 500 Index. To reduce the performance tracking error between the Fund and the S&P 500 Index that results from the Fund's exclusion of these stocks, the subadviser will seek to replace the exposure to these stocks with other stocks from the same sector and industry that exhibit similar risk and return characteristics in a manner that is consistent with the optimization procedure outlined above.

INVESTMENT RISKS

MARKET RISK: Prices of equity securities overall will rise and fall over short and even extended periods. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The equity markets tend to move in cycles, and The Catholic Equity Fund's net asset value (and therefore its share price) will fluctuate with these price changes and market fluctuations. You could lose money investing in the Fund.

OPTIMIZATION AND ENHANCEMENT RISK: Investing in just a portion of the stocks composing the S&P 500 Index, overweighting and underweighting stocks on the S&P 500 Index and investing in securities that are not on the S&P 500 Index involve the risk that the subadviser will fail to create a portfolio that has similar risks, sector weights or industry weights as the S&P 500 Index and/or will incorrectly identify those stocks that will either under perform or outperform the S&P 500 Index. If the subadviser's quantitative analysis and related quantitative modeling enhancements prove correct, the Fund's performance should improve relative to the S&P 500 Index. Conversely, if the subadviser's quantitative analysis and related quantitative modeling enhancements prove incorrect, the Fund's performance likely will decline relative to the Index. In addition, since the subadviser attempts to outperform the Index through its enhanced indexing strategy, the Fund may experience greater volatility than that the Index and, therefore, poses a risk for greater loss.

OBJECTIVE RISK: The value of the Fund's investments will depend not only on the movement of the market in general, but on factors that affect the individual stocks held in the Fund's portfolio, such as the companies' financial performance, management and business trends. In addition, there is a risk that large capitalization stocks included in the S&P 500 Index may trail returns from the overall stock market for short or extended periods.

CORRELATION RISK: Although the subadviser will attempt to achieve performance greater than that of the S&P 500 Index, there can be no assurance that it will be able to do so in all market conditions. As discussed above, the subadviser's optimization and enhancement strategies will yield deviations in the Fund's portfolio of securities as compared to the Index. Moreover, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments and will incur advisory and other service fees and operating costs and expenses that reduce the total return as compared to that of the Index. Due to these and other factors, the performance of the Fund and the Index will vary and the Fund's return will not exceed that of the S&P 500 Index at all times. The Fund's policy to not invest in stocks of companies that participate directly in abortion will cause further deviations between the Fund's investment portfolio and the composition of the S&P 500 Index.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE: The investment objective of the Catholic Equity Fund is not fundamental. This means that CFI's board of directors may change the Fund's investment objective without the consent or approval of the shareholders of the Fund. For example, if the composition of the S&P 500 Index should become so heavily weighted with stocks of companies that the Fund could not hold under its sanctity of life exclusionary policy, the Fund may be unable to construct a portfolio of stocks that reasonably can be expected to track the performance of the S&P 500 Index. Under these circumstances, the board may find it necessary to modify the Fund's investment objective. The Fund will provide shareholders with at least 60 days' advanced written notice before making any such change in its investment objective.

PAST PERFORMANCE

The Fund commenced operations on April 3, 2002 following the consolidation of three other equity funds formally designated as separate mutual fund series of CFI. One of those funds, the Catholic Disciplined Capital Appreciation Fund (the "Capital Appreciation Fund"), was designated as the survivor of those consolidation transactions for financial accounting and historical performance purposes. From April 3, 2002 until February 1, 2006, the Fund's objective was to obtain a total return from dividends and capital gains which equaled the total return of the S&P 500 Index, less the Fund's operating expenses. In an effort to achieve that objective, the Fund maintained an investment portfolio which approximately paralleled the composition of the S&P 500 Index, except that the Fund excluded stocks of companies included in the Index which participated directly in abortion. On February 1, 2006, the Fund changed to its current investment objective and implemented the optimization and enhancement strategies described in this Prospectus.

The following chart and table reflect the annual return and long-term performance of the Catholic Equity Fund, which includes the performance of the Capital Appreciation Fund for all periods prior to April 3, 2002 and the performance of the Fund under its more passive investment strategy from April 3, 2002 through February 1, 2006. As with all investments, past performance is not a guarantee of future results. This is especially true when reviewing the past performance of the Capital Appreciation Fund and of the Fund under its original investment objective in the context of its future performance, insofar as the Catholic Equity Fund's investment objective and its investment program and strategies have changed over those periods of time. Nonetheless, this information is relevant to depict the risks of investing in the Catholic Equity Fund by showing the variability in its predecessor fund's quarterly and annual returns.

The Capital Appreciation Fund offered only one Class of shares, which most closely corresponded to Class A shares of the Catholic Equity Fund. Because Class A shares have a different expense structure then Class D shares or Class I shares of the Catholic Equity Fund, the performance information presented in the following chart and table is not representative for those Classes of shares.

Annual Total Return

The following bar chart shows the calendar year total returns for Class A shares of the Catholic Equity Fund (including returns for the Capital Appreciation Fund for periods prior to April 3, 2002) during the complete calendar years for which it was in operation. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales charges, the returns would be less than those shown.

   [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

       -5.09%      -8.90%      -23.30%     27.12%      10.35%
--------------------------------------------------------------------------------
        2000        2001        2002        2003        2004        2005

                                               ---------------------------------
                                               Best and Worst Quarterly Returns:

                                               Best Quarter:
                                               2nd Quarter of 2003, 15.19%

                                               Worst Quarter:
                                               3rd Quarter of 2002, -17.56%
                                               ---------------------------------

For its fiscal quarter ended December 31, 2005, the total return for Class A shares of the Fund was ____%.

Average Annual Total Return

The following table compares the average annual total returns of the Catholic Equity Fund with those of the S&P 500 Index, an unmanaged index comprised of 500 stocks representative of the stock market as a whole. Performance for Class A shares of the Fund reflects the maximum 5% front-end sales charge you would pay for the relevant period. Performance for Class I shares reflects the contingent deferred sales charge load you would pay upon redemption at the end of the period presented. No average annual total return information is provided for Class D shares because Class D shares did not become available until February 2006. The average annual total returns for the Fund and the index are calculated as of December 31, 2005.

The table also shows the average annual total returns after taxes on distributions and after taxes on distributions and redemption of shares of the Fund. After-tax returns are shown for Class A shares only, and after-tax returns for Class I shares will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

                                                             ONE YEAR             FIVE YEAR       SINCE INCEPTION(1)
                                                             --------             ---------       ---------------
CLASS A SHARES:
         Return Before Taxes                                        %                    %                    %
         Return After Taxes on Distributions                        %                    %                    %
         Return After Taxes on Distributions and                    %                    %                    %
         Redemptions of Fund Shares
CLASS I SHARES (BEFORE TAXES)                                       %                    %                    %
S&P 500 INDEX                                                       %                    %                    %

-------------------------
(1) Class A shares were first available on May 3, 1999 and Class I shares were first available on April 3, 2002. The S&P 500 Index return information is since May 3, 1999.

FEES AND EXPENSES

General Information. Fees and expenses are important considerations in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling or exchanging shares.

Shareholder transaction expenses are charges you pay when you buy shares in the Fund, redeem (sell) shares by wire or exchange shares by telephone. In the case of purchases and exchanges, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the mutual fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you.

Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted from a mutual fund's assets, and reduce its total return.

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)

                                                  CLASS A SHARES           CLASS D SHARES          CLASS I SHARES
                                                  --------------           --------------          --------------
Maximum Sales Charge (Load) Imposed on                5.00%(1)                 None                    None
Purchases (as a percentage of offering
price)

Maximum Sales Charge (Load) Imposed on                None                     None                    None
Reinvested Dividends

Contingent Deferred Sales Charge (Load) (as           None(2)                 1.00%(3)                0.35%(4)
a percentage of original purchase price or
redemption proceeds, whichever is less)

Redemption Fees(5)                                    None                     None                    None

Exchange Fee(6)                                       None                     None                    None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                  CLASS A SHARES          CLASS D SHARES           CLASS I SHARES
                                                  --------------          --------------           --------------
Management Fees                                       0.50%                    0.50%                   0.50%
Distribution (12b-1) Fees                             0.25%                    1.00%                    None
Other Expenses                                        1.19%                    1.19%                   1.19%
                                                   -------                  -------                 -------
Total Fund Operating Expenses                         1.94%                    2.69%                   1.69%
                                                   =======                  =======                 =======
Expense Reimbursement(7)                             (0.94%)                  (0.94%)                 (1.09%)
                                                   -------                  -------                 -------
Net Expenses                                          1.00%                    1.75%                   0.60%
                                                   =======                  =======                 =======

-----------------------------------
(1) To determine if you qualify for a lower sales charge, see "How to Invest."

(2) Investment of $1,000,000 or more that are purchased without a front-end sales charge and that are redeemed within 18 months after purchase are subject to a contingent deferred sales charge of 0.50% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

(3) The contingent deferred sales charge on Class D shares terminates 18 months after you purchase the shares.

(4) The contingent deferred sales charge on Class I shares terminates one year after you purchase the shares.

(5)      The Fund charges $15.00 for each wire redemption.

(6)      The Fund charges $5.00 for each telephone exchange.

(7) The adviser has contractually committed, at least through the end of the Fund's current fiscal year ending September 30, 2006, to reimburse The Catholic Equity Fund to the extent that "Annual Total Fund Operating Expenses" exceed 1.00% for Class A shares, 1.75% for Class D shares and 0.60% for Class I shares.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
                                 ------                 -------                 -------               --------
Class A Shares                    $597                    $992                  $1,412                 $2,579
Class D Shares                    $278                    $746                  $1,341                 $2,953
Class I Shares                     $96                    $426                    $815                 $1,907

IF YOU DO NOT SELL  YOUR
SHARES:

Class D shares                    $178                    $746                  $1,341                  $2,953
Class I shares                     $61                    $426                    $815                  $1,907

                    ADDITIONAL INVESTMENT PRACTICES AND RISKS

INVESTMENT STRATEGY

The Quantitative Research Strategy (QRS) used by the subadviser to manage the Fund utilizes information learned about investor behavior through academic research in behavioral finance to realize returns in excess of the S&P 500 Index.

Behavioral finance suggests the following: investors have a tendency to form their expectations for future equity returns based upon past experience, but in doing so, they tend to "over react" to past events and extrapolate historic earnings and growth trends too far into the future. If that expectation is unreasonable, the over extrapolation produces an opportunity to capture excess returns.

What makes the QRS process unique is that the subadviser can identify the effects of investors' tendency to over extrapolate earnings and growth expectations using quantitative methods.

Candidate stocks for inclusion in the portfolio are chosen from the S&P 500 Index as well as from a broad universe (the "investable universe") of stocks, comprised of U.S. domiciled equities with market capitalizations in excess of $1 billion. Stocks within the investable universe are screened and ranked for certain characteristics. The subadviser uses a portfolio optimization program to produce a portfolio that closely reflects the risk characteristics of the S&P 500 Index, including similar sector and industry weightings, while providing for potential excess returns.

The QRS process groups stocks in the investable universe into one of three categories:

      o Bargain stocks. The ranking process identifies those stocks with the lowest historical growth in sales revenue and high cash flows.

      o Glamour stocks. Those stocks with high historical growth in sales revenue, but low cash flows.

      o Neutral stocks. The remaining stocks are categorized as neutral and are used for risk control.

In the case of a specific set of "bargain" stocks, investors' expectations are generally overly pessimistic when compared to the actual performance record. In the case of "glamour" stocks, expectations are generally overly optimistic when compared to the actual performance record.

To capture the effect of investor under reaction to new information, stocks within each category are ranked based on their relative standing with respect to the following momentum variables:

      o     Price momentum

      o     Changes in analysts' annual earnings estimates

      o     Earnings surprises

      o     Earnings Quality

An assignment of expected excess return relative to the S&P 500 Index, known as "alpha," is assigned to each of the stocks in the bargain and glamour categories. Bargain and glamour stocks are ranked and an alpha file is created. Portfolio management software is used to generate an optimal portfolio that creates a balance between risk characteristics of the benchmark and the excess return potential of the alpha file.

The earnings surprises and earnings quality screens are used to eliminate holdings that have the potential to produce problems at the time of portfolio formation, as well as on an ongoing basis.

The portfolio optimization process takes all the stocks in the investable universe and builds a portfolio, which replicates the S&P 500 Index within a risk-tolerance range prescribed by the investment policy. This process will tilt the portfolio's weights (relative to the S&P 500 Index) toward bargain and away from glamour stocks.

At times, the performance of the Fund will trail the performance of the Index. This may be due to the Fund and its investors incurring operating costs and transaction expenses that are not shared by the Index. Also, investors in the Catholic Equity Fund pay a front-end sales charge for Class A shares at the time of purchase, a contingent deferred sales charge on Class D if they redeem their shares within 18 months of their purchase and a contingent deferred sales charge on Class I shares if they redeem their shares within one year of their purchase. A sales charge reduces the total return on your mutual fund shares, as compared to a direct investment in stocks.

Additionally, when the Fund invests the cash proceeds it receives from investors in common stocks of companies included in the Index, the Fund must pay brokerage commissions, which further reduces the amount invested. As the composition of the Index changes, the mutual fund may make corresponding adjustments in its holdings, giving rise to additional brokerage commissions. Also, the Fund incurs other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and, in the case of Class A and D shares, rule 12b-1 service and distribution fees. These fees and expenses reduce the Funds total return as compared to the Index it attempts to track, because no such costs affect the total return of the Index.

Furthermore, because of liquidity needs and other constraints under which the Fund operates, the Fund generally must retain some portion of its assets in cash or cash equivalents. This prevents it from investing 100% of its assets in equity securities at all times. The application of the investment strategy and the sanctity of life exclusionary screen will create further variations between the composition of the Fund's investment portfolio and that of the S&P 500 Index. These differences between the Fund and the Index create further deviations between their performances and create a risk of greater volatility in the performance of the Fund as compared to the Index. These variations contribute to tracking error.

S&P 500 INDEX

The S&P 500 Index is an index compiled and maintained by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Index consists of 500 stocks chosen by S&P for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. While the S&P 500 Index has proven a good measure of large-cap stocks over time, you should bear in mind that it does not represent the entire U.S. stock market. Historically, the market has gone through cycles where large-cap stocks included in the S&P 500 Index have outperformed and under-performed the broader U.S. stock market. For example, in the mid-to-late 1990's, technology companies experienced rapid growth and comprised an increasing percentage of the S&P 500 Index, exceeding 25% of the Index at various times. The S&P 500 Index experienced significant volatility during this period, much of it attributable to the performance of these technology stocks. For these reasons, while we expect the Fund's performance will track that of the S&P 500 Index, you should not expect that the Fund's performance will track that of the broader U.S. equity markets at all times.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, implied or expressed, for the shareholders of The Catholic Equity Fund, or any member of the public regarding the advisability of investing in index or other passively managed funds generally, or in this Fund in particular, or the ability of The Catholic Equity Fund to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P 500 Index which is determined, composed and calculated by S&P without regard to this Fund. For more information about the S&P 500 Index and the Fund's authority to use the Index, please see the section of the Statement of Additional Information captioned "Investment Techniques and Strategies - The Equity Fund - S&P 500 Index."

IMPLEMENTATION OF THE RESPONSIBLE CATHOLIC STEWARDSHIP PRINCIPLE

The Catholic Equity Fund employs human dignity advocacy activities and the sanctity of life exclusionary screen to achieve the goal of Responsible Catholic Stewardship.

The board of directors selected these two particular core Catholic values because they are grounded in the very fundamental Catholic value that every person is made in the image and likeness of God. Also, each relates to the protection of innocent victims who have no choice or whose choices are extremely limited under the relevant circumstances, such as unborn children and people who need to earn a living. Finally, the board believes that we can practically and efficiently implement each of these values in making day-to-day investment decisions and advocacy and that it can effectively monitor and direct compliance with these values.

The board of directors will establish guidelines, from time to time, that CFI and the adviser will use to screen investments for the Fund, to initiate or join other investors in advocacy activities, and to implement the methods above in the investment practices of the Catholic Equity Fund. The board of directors has adopted policies and procedures delegating to the adviser the day-to-day implementation of these guidelines, subject to the oversight of CFI's board of directors as described below. These guidelines will help focus the Fund's attention on factors that are relevant in identifying investments and embarking on advocacy campaigns, which are consistent with the selected core Catholic values, but the adviser necessarily will exercise some subjective judgment when applying these guidelines to any specific facts and circumstances. The board of directors will monitor investment selections that the subadviser makes and advocacy actions that the adviser takes for the Fund and will provide specific direction and modify and refine the guidelines as necessary so that, in the judgment of the board of directors, the Fund's investment selections and advocacy initiatives remain consistent with the selected core Catholic values. The board of directors' decision on these matters will be final. If the Fund owns securities of a company whose products or services are found to be inconsistent with the sanctity of life exclusionary screen, the securities will be sold in an orderly and prudent manner. If, notwithstanding our advocacy efforts, the Fund holds common stock of a company that fails to conform its practices to better reflect a value for the dignity of the human person, this fact alone will not cause us to dispose of its common stock. However, CFI and the adviser will continue their advocacy efforts with respect to the relevant company.

The board of directors may, from time to time, select different or additional core Catholic values that CFI will implement in its investment program. For example, the board of directors may determine to add or substitute a selected core Catholic value in response to official doctrinal statements of the Catholic Church. In any event, the board of directors has the sole and exclusive authority to select the core Catholic values that we will implement in the Fund's investment programs.

HUMAN DIGNITY ADVOCACY ACTIVITIES - Through the sanctity of life exclusionary screen, CFI will avoid investing in securities and obligations of companies and other issuers that directly participate in abortion. If CFI's application of its prudent financial stewardship principle should cause it to invest in common stocks of a company whose employment and other business practices are substantially inconsistent with the dignity and primacy of the human person, the adviser will engage in advocacy activities designed to influence the company's practices to better reflect and promote the dignity and just treatment of people.

To aid in identifying issues and companies that merit attention, CFI is a member of a nonprofit organization of faith-based institutional investors, subscribes to a service that provides detailed analyses of issues coming before company shareholder meetings, subscribes to software that provides relevant information about companies, and utilizes the internet sites of other organizations that research and report on corporate behavior. A committee appointed by the board makes day-to-day decisions on implementing these procedures. The adviser reports at each quarterly board meeting on the prior quarter's human dignity advocacy activity and seeks the board's ratification and guidance as to future activities.

We cannot provide any assurance that our advocacy efforts will be successful in persuading companies to reform their offending practices. If a company fails to reform its practices as requested, the Fund may continue to own the company's stock as long as it is not excluded by the sanctity of life exclusionary screen. The Fund is likely to continue its advocacy efforts with respect to such a company.

SANCTITY OF LIFE EXCLUSIONARY SCREEN - Officers of CFI and of the adviser decide whether a company should be excluded from the portfolio on the ground of directly participating in abortions. The Catholic Equity Fund's adviser, CFSC, will assist in this process by using commercial screening software to screen all companies in the portfolio for their participation in abortion. The adviser also screens each company that is added to the S&P 500(R) Index and that, therefore, could be a candidate for inclusion in the Fund's portfolio. The Fund's officers and investment adviser report at each quarterly board meeting on any decisions made in the prior quarter and on the companies currently excluded and seeks the board's ratification and guidance.

If the officers of CFI and the adviser determine that a company participates directly in abortion, that company's securities will not be purchased for the Fund. If this determination is made after a company's securities already are owned by the Fund, the adviser will direct the subadviser promptly to arrange for the sale of those securities in an orderly fashion.

                   USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing and liquidity. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have.

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include mutual funds in addition to one or more of The Catholic Funds.

                                   MANAGEMENT

ADVISER

Catholic Financial Services Corporation, a Wisconsin corporation organized in 1994, is the investment adviser and distributor for the Funds. As the adviser, CFSC makes the investment decisions for the Funds. As the distributor, CFSC sells the Funds' shares to investors.

The majority of the outstanding stock of CFSC is held by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights. Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit society) and Catholic Union of Texas, The KJT (a Texas fraternal benefit society). All three fraternals were formed to unite Catholics and their families for social, religious, and benevolent purposes and for intellectual improvement and to provide quality financial products and fraternal benefits to their members. All of the stock in CFSC is owned by these three fraternal benefit insurance societies, hereafter referred to as the Catholic Fraternal Alliance.

The Catholic Fraternal Alliance provides ordinary and interest sensitive whole and universal life insurance, term insurance and a variety of fixed-return annuity products to individual Catholics in more than 30 states. As a group, the Catholic Fraternal Alliance rank in the top 15% of life insurers in the U.S. in terms of life insurance in force and total assets. The Catholic Fraternal Alliance has more than 235,000 members who belong to one of more than 740 local lodges throughout the United States. The Catholic Fraternal Alliance provides more than $9.0 million annually in charitable and benevolent funding, as well as related services to its members, their Catholic parishes and communities. The Catholic Fraternal Alliance has over $5 billion of life insurance in force and more than $1 billion of total assets under management.

ADVISORY AGREEMENT

Pursuant to the terms of the advisory agreements, and subject to the supervision of the Funds' board of directors, the adviser and subadviser manage the investment and reinvestment of the Fund's assets, provide the Fund with personnel, facilities and administrative services, and supervise the Fund's daily business affairs. We formulate and implement a continuous investment program for the Fund consistent with its investment objective, policies and restrictions (including the selected Catholic values).

The adviser provides office space as well as executive and other personnel to the Fund. In addition to investment advisory fees, the Fund incurs the following expenses: legal, auditing and accounting expenses; directors' fees and expenses; insurance premiums; brokers' commissions; taxes and governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Custodian and Transfer Agent; certain expenses with respect to membership fees of industry associations; and any extraordinary expenses, such as litigation expenses.

For providing the services listed above, the adviser receives an annual advisory fee at the rate of 50 basis points (0.50%) on the first $500 million of average daily net assets for the Catholic Equity Fund and 45 basis points (0.45%) of the Fund's average daily net assets in excess of $500 million. Out of this fee, the adviser pays the subadvisory fee applicable to the Fund.

A discussion regarding the basis for the board of directors approving the investment advisory contract of the Fund was provided in the Fund's proxy statement circulated to shareholders in December 2005, and will be available in the Fund's Semi-Annual Report to Shareholders for the period ended March 31, 2006.

SUBADVISER

We have engaged Ziegler Capital Management, LLC ("ZCM") to serve as subadviser to the Fund. ZCM is an independently run, wholly owned subsidiary of The Ziegler Companies, Inc., organized as a limited liability company. The firm became a separate legal entity from the brokerage entity subsidiary of The Ziegler Companies, Inc., B.C. Zeigler and Company, in June 2005. B.C. Ziegler and Company has been involved in the investment advisory business since 1991. In addition to providing subadvisory services to CFI, ZCM serves as investment advisor to an open-end investment company, North Track Funds, Inc., as well as numerous separately managed accounts. ZCM manages nearly $3.1 billion in assets for over 500 clients. The principal address of ZCM is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

From its advisory fees, the adviser pays the subadviser a subadvisory fee for managing the assets of The Catholic Equity Fund at an annual rate of 20 basis points (0.20%) on the first $250 million of the Fund's average daily net assets; 18 basis points (0.18%) of the Fund's average daily net assets above $250 million, but below $500 million; and 15 basis points (0.15%) of the Fund's average daily net assets in excess of $500 million.

A discussion regarding the basis for the board of directors approving the investment subadvisory contract of the Fund will be available in the Fund's Semi-Annual Report to Shareholders for the period ended March 31, 2006.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals with equities experience who are employed by the subadviser. The team jointly develops and implements investment strategies for the Fund. The team currently consists of Donald J. Nesbitt, Brian K. Andrew, and Mikhail I. Alkhazov and is currently led by Donald J. Nesbitt.

Donald J. Nesbitt, CFA. Donald J. Nesbitt is a Vice President and the Director of Equity Portfolio Management for ZCM. Mr. Nesbitt joined Ziegler in early 2002 after having spent nearly four years at Qwest Communication's pension plan in Denver, Colorado, where he managed $6 billion of equities, using research-enhanced, quantitative approaches. Prior to joining Qwest, Mr. Nesbitt spent nine years at the Illinois Teachers' Retirement System where, as Director of Investments, he was responsible for the management of $20 billion across various asset classes. Mr. Nesbitt holds a B.S. in economics from Saint Cloud State University, St. Cloud, Minnesota, and a M.S. in financial analysis from the University of Wisconsin-Milwaukee. He holds a Chartered Financial Analyst
(CFA) designation and has been actively involved with the Association for Investment Management and Research (AIMR). Mr. Nesbitt has also instructed investment courses at the University of Illinois-Springfield and has spoken at numerous industry conferences on the topics of enhanced equity management and derivative investment strategies.

Brian K. Andrew, CFA. Brian K. Andrew is ZCM's Chief Investment Officer and a Senior Managing Director serving on ZCM's Management Committee. Mr. Andrew joined B.C. Ziegler and Company in 1994 after spending seven years working as an analyst and portfolio manager for bank trust and investment advisory firms. He was also a managing director and partner in a private investment advisory firm. Mr. Andrew is currently a member of the Investment Services Group equity and fixed income committees.

Prior to joining Ziegler, he created an investment program to manage indentured funds, managed municipal funds and monies for organizations in the health care and senior living industry. He has experience crafting investment policies and educating organizational management and boards regarding those policies and their implementation.

Mr. Andrew received his B.S. in Business/Finance from the University of Minnesota. He has also earned his Chartered Financial Analyst (CFA), and Certified Cash Manager (CCM) designations. He is a member of the Milwaukee Investment Analyst Society, the CFA Institute and the Treasury Management Association. Mr. Andrew currently serves as the President for the Great Lakes Hemophilia Foundation. He has also been active in the establishment of a Community Development Authority board for a local Milwaukee municipality where he most recently served as the Board's Vice Chair. He has also been active in adult education teaching investment topics through the University of Wisconsin-Milwaukee, Center for Financial Training and the American Bankers Association. He has also taught undergraduate courses in finance at Concordia University.

Mikhail I. Alkhazov. Mikhail I. Alkhazov is a Assistant Vice President and Portfolio Manager for ZCM. He joined Ziegler Investment Services Group in 2002, having served as a research analyst at B.C. Ziegler and Company for the two previous years. He currently serves as a Portfolio Manager and Equity Analyst, supporting the quantitative investment research process. Mr. Alkhazov graduated magna cum laude from the University of Wisconsin-Milwaukee with undergraduate degrees in Accounting and in Finance. He is a candidate for Level III of the Chartered Financial Analyst program and holds Series 7, 66, and 55 licenses.

Additional Portfolio Manager Information. The Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

                                  HOW TO INVEST

GENERAL

You can buy shares of the Fund through a representative of CFSC or of a financial intermediary who has executed a selling agreement with CFSC authorizing it to sell shares of the Fund, by mail or wire transfer. You buy shares at net asset value ("NAV") plus any sales charge that applies (the "public offering price" or "POP"). Information regarding sales charges imposed upon the different Classes of shares and other information related to Fund shares is available on the Fund's website and/or through the Fund's prospectus, which is available on the website.

THREE CLASSES OF SHARES

The Catholic Equity Fund offers three classes of shares; Class A shares, Class D shares and Class I shares. Each Class has its own sales charge, expense structure and minimum investment amounts, allowing you to choose the Class that best meets your situation.

When selecting a Class of shares, you should bear in mind that, if you are not an institution eligible to purchase Class I shares and you are making a large investment of $250,000 or more and you plan to hold your investment for more than five years, Class A shares likely will best suit your needs. This is true because the front-end sales charge on Class A shares is reduced for larger size purchases. At the same time, Class A shares carry a lower on-going distribution fee than Class D shares. The combination of these two factors likely will mean that long-term purchases (5 years or more) of Class A shares in amounts of $250,000 or more will minimize your overall cost, and thus maximize your overall total return, as compared to an investment of the same amount in Class D shares. If you are purchasing $1,000,000 or more and plan to hold the shares for longer than 18 months, then Class A shares are definitely preferable to Class D shares because there is no front-end sales charge on purchases of Class A shares in that amount, because Class A shares carry a lower on-going distribution fee than Class D shares and because the contingent deferred sales charge on investments of $1,000,000 or more is eliminated after the shares are held for 18 months.

The following table shows which classes of shares are available for what types of investors, and also highlights some of the differences between the three classes.

FEATURES OF CLASS                   CLASS A SHARES                CLASS D SHARES                CLASS I SHARES
-----------------                   --------------                --------------                --------------
Eligible investors           Retail investors who          Retail investors who          Institutional investors(1)
                             purchase with or without      purchase with or without
                             the use of a financial the    use of a financial
                             intermediary                  intermediary

Front-end sales charge       5.00%(2)                      None                          None

Contingent deferred sales    None(3)                       1.00% (which is eliminated    0.35% (which is eliminated
charge                                                     after you own your shares     after you own your shares
                                                           for 18 months)                for one year)

FEATURES OF CLASS                   CLASS A SHARES                CLASS D SHARES                CLASS I SHARES
-----------------                   --------------                --------------                --------------
12b-1 Fee                    Twenty-five basis points      One Hundred basis points      None
                             (0.25%)                       (1.00%)

Minimum investment amount    $1,000(4)                     $1,000(5)                     $2,000,000

Maximum investment amount    None                          $500,000 (6)                  None

------------------------------
(1) Please refer to "Purchasing Class I Shares" below for a description of institutions that are eligible to purchase Class I shares.

(2) The front-end sales charge declines as the amount of your purchases increase (please refer to "Purchasing Class A Shares" below).

(3) Investments of $1,000,000 or more that are purchased without a front-end sales charge and that are redeemed within 18 months after purchase are subject to a contingent deferred sales charge of 0.50% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

(4) This minimum investment amount is reduced for certain types of purchasers. Please refer to "Purchasing Class A Shares" below.

(5) This minimum investment amount is reduced for certain types of purchasers. Please refer to "Purchasing Class D Shares" below.

(6) CFI imposes a $500,000 limit on each purchase of Class D shares. Purchase orders in excess of this amount will not be accepted. If you would like to invest more than $500,000, you are encouraged to consider acquiring Class A shares or, if available to you, Class I shares, both of which incur lower annual operating expenses.

PURCHASING CLASS A SHARES

Front-End Sales Charge. You may purchase Class A shares of the Catholic Equity Fund at NAV plus a maximum sales charge of 5.00% of the public offering price (or 5.26% of the NAV). We may reduce or waive sales charges on certain purchases of Class A shares of the Catholic Equity Fund.

The following chart shows the sales charge percentage for shares at different dollar level purchases.

                                                                         MAXIMUM SALES CHARGE AS A
                                            MAXIMUM SALES CHARGE AS A          PERCENTAGE OF              DEALER
                                                PERCENTAGE OF POP           NET AMOUNT INVESTED         REALLOWANCE
                                                -----------------           -------------------         -----------
Less than $25,000                                     5.00%                        5.26%                   4.25%
$25,000 but less than $50,000                         4.75%                        4.99%                   4.00%
$50,000 but less than $100,000                        4.00%                        4.17%                   3.25%
$100,000 but less than $250,000                       3.00%                        3.09%                   2.50%

                                                                         MAXIMUM SALES CHARGE AS A
                                            MAXIMUM SALES CHARGE AS A          PERCENTAGE OF              DEALER
                                                PERCENTAGE OF POP           NET AMOUNT INVESTED         REALLOWANCE
                                                -----------------           -------------------         -----------
$250,000 but less than $500,000                       2.00%                        2.04%                   1.50%
$500,000 but less than $1,000,000                     1.00%                        1.01%                   0.80%
$1,000,000 and up                                    0.00%(1)                      0.00%                 0.50%(2)

------------------------------
(1) If shares are redeemed within 18 months after they were purchased without a front-end sales charge as part of an investment of $1,000,000 or more, a contingent deferred sales charge will be imposed on the redemption. That charge will not exceed 0.50% of the net asset value of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

(2) For sales of $1,000,000 or more, CFSC, from its own resources, pays to the selling broker a fee of 50 basis points (0.50%) of the amount invested. This fee is available to all brokers for each sale of $1,000,000 or more that they make.

Some brokers may pay their registered representatives different rates of compensation for selling certain mutual funds that may provide an incentive to offer some funds rather than others. You should ask your broker-dealer if it maintains any such policies.

In addition to the dealer reallowances above, CFSC has entered into a Selected Dealer Agreement with B.C. Ziegler and Company ("BCZ") pursuant to which CFSC pays, from its own resources, to BCZ a "finder's fee" of 25 basis points (0.25%) of the amount invested for sales of any Class A shares distributed through BCZ's network. However, for any purchases of Class A shares of $1,000,000 or more that are redeemed within one year of purchase, BCZ must return the finder's fee to CFSC.

CFSC may pay additional commissions and concessions to participating brokers and financial institutions acting as agents for their customers in an amount up to the difference between the sales charge and the dealer reallowance with respect to the shares sold. CFSC may offer additional compensation in the form of trips, merchandise or sales incentives to registered representatives.

Reducing Your Sales Charge on Class A Shares

We may reduce your sales charges on purchases of shares under certain circumstances, described below. If you are eligible for one of these reductions, you must tell us or your registered representative at the time you purchase shares or you may not receive the reduction. We reserve the right to stop or change these reductions at any time.

RIGHT OF ACCUMULATION: You can combine all your Class A share purchases across accounts, including the purchases of your immediate family, when computing your current sales charge for Class A shares. Immediate family means your spouse and your children who are dependents for federal income tax purposes. Eligible Class A shares for combination in computing the sales charge include those contained in individual, joint tenant, gift/transfer to minor, trust and IRA accounts. Employer-sponsored plans can link the Class A shares in the plan for purposes of calculating a sales charge reduction. Right of Accumulation includes the value of all shares at the public offering price. Be sure to identify all of your related accounts that should be accumulated under this program when you purchase Fund shares.

LETTER OF INTENT: If you expect to invest $25,000 or more of Class A shares during the next 13 months, you can reduce your sales charge by signing a Letter of Intent. A Letter of Intent permits you to pay the sales charge that would be applicable if you add up all Class A shares of the Catholic Equity Fund that you agree to buy within the 13-month period. You can include purchases in accounts you have linked for purposes of the Right of Accumulation, and you can backdate a Letter of Intent to include purchases made in the last 90 days. However, we do not recalculate the sales charge on prior purchases. You do not have any obligation to buy additional shares. During the Letter of Intent period, we will escrow shares totaling 5% of the investment goal. If for some reason you do not fulfill the Letter of Intent within the 13-month period, we will sell escrowed shares to cover any additional sales charges due from you. You should sign only one Letter of Intent for all accounts combined under Right of Accumulation.

PURCHASES WITHOUT A SALES CHARGE: You may purchase Class A shares of the Fund at net asset value, without a front-end sales charge, provided you notify CFSC, the Funds' distributor, in writing at the time of purchase that you are eligible under one of the following circumstances:

      a) any investor purchasing at least $1.0 million of shares or the value of the investor's account at the time purchase is at least $1.0 million, provided the purchase is made through a registered representative who has executed a dealer agreement with CFSC. CFSC may make a payment or payments, out of its own funds, to the registered representative in an amount not to exceed 0.50% of the amount invested. If you purchase any shares without a sales charge pursuant to this program and you redeem any of those shares within 18 months of your purchase, you will pay a contingent deferred sales charge on the redeemed shares in an amount not to exceed 0.50% of the net asset value of those shares at the time of redemption or, if less, the net asset value of those shares at the time of your original purchase;

      b) any plan qualified under Section 401(k) or 403(b)(7) of the Internal Revenue Code that purchases at least $500,000 of shares or commits, through a Letter of Intent as described above, to purchasing $500,000 of shares during the next 13 months or that is on certain platforms of plan administrators or recordkeepers that are selected by CFI. If such a plan purchases shares of the Fund through a registered representative, CFSC may make a payment or payments, out of its own funds, to the registered representative in an amount not to exceed 0.50% of the amount invested;

      c) any current or retired member of CFI's or CFSC's board of directors; any officer, employee or registered representative of CFSC, of the Catholic Fraternal Alliance, of any subadviser to CFI or of any of their affiliates; any registered representative of any selected dealer or other financial intermediary that has entered into a selling agreement with CFSC authorizing it to sell shares of the Fund; any trust, pension, profit sharing or other benefit plan in which any of the foregoing persons is a beneficiary; and any shares purchased jointly with or individually by any member of the immediate family of the foregoing persons, including spouse, child, stepchild, sibling, parent, stepparent, grandchild and grandparent, in each case including in-law and adoptive relationships;

      e) any shares obtained through the reinvestment of distributions from any class of the Fund;

      f) any shares purchased through an asset allocation program, wrap fee program or similar program of services administered by a broker-dealer, investment advisor, financial institution or other service provider, provided the program meets certain standards established from time to time by CFSC. Investors should read the program materials provided by the service provider, including information related to fees, in conjunction with this prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services. When purchasing shares this way, the service provider, rather than the investor as the service provider's customer, may be the shareholder of record for the shares. The service provider may charge fees of its own in connection with participation in the program of services. Certain service providers may receive compensation from CFI and/or CFSC for providing such services; and

      g) any or all redemption proceeds received from the redemption of Class A shares of the Fund may be reinvested in Class A shares of the Fund, without a front-end sales charge, if a written notice is sent to CFI or the Transfer Agent not more than 90 days after the shares are redeemed. Redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request to reinvest. This reinvestment privilege may be exercised only once upon redemption of shares. In order to take advantage of the reinvestment privilege, send a written request and a check for the amount to be reinvested to the Fund's transfer agent. The dollar amount reinvested cannot exceed the dollar amount sold. The sale of Class A shares may be a taxable event despite the reinvestment.

     If you have questions regarding whether you qualify to purchase Class A shares at net asset value without a front-end sales charge, consult with your broker or any other intermediary through whom you purchase your shares or contact us directly at 1-877-222-2402.

Minimum Purchase Amounts: The table below shows the minimum amounts that apply to your purchases of Class A shares of the Catholic Equity Fund.

MINIMUM PURCHASE AMOUNT
PER ACCOUNT PER TRANSACTION                            INITIAL PURCHASE*                 ADDITIONAL PURCHASE
---------------------------                            -----------------                 -------------------
Regular Account*                                             $1,000                              $50
IRA*                                                         $ 250                               $50
Automatic Investment Plan                                     $ 0                                $50
UGMA or UTMA**                                               $ 250                               $50

------------------------------------
*        Indicates purchases made by check or wire.

** Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). The custodial accounts provide a way to give money to a child and obtain tax benefits. Under current federal law an individual can give up to $11,000 a year per child without paying federal gift tax.

We may waive the minimum investment amount needed to open or add to an account.

PURCHASING CLASS D SHARES OF THE CATHOLIC EQUITY FUND

General. You may purchase Class D shares of the Catholic Equity Fund at net asset value with no front-end sales charge. However, you pay a contingent deferred sales charge if you redeem any of your Class D shares within 18 months after purchase. The amount of the contingent deferred sales charge is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. After you own your shares for 18 months, the contingent deferred sales charge terminates. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by the Catholic Equity Fund on your Class D shares.

To reduce your costs, when you redeem Class D shares in the Catholic Equity Fund, we will first redeem shares that are not subject to the contingent deferred sales charge (i.e., those shares that you have held for more than 18 months or those shares that you purchased through the reinvestment of dividends and capital gains distributions), if any. We will waive the contingent deferred sales charge for redemptions of Class D shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs, and 403(b) plans, or to meet certain retirement plan requirements.

CFSC may make a payment or payments, from it own resources, of 100 basis points (1.00%) of the amount invested to any broker selling Class D shares. This fee is available to all brokers for each sale of Class D shares. In addition, CFSC has entered into a Selected Dealer Agreement with BCZ pursuant to which CFSC pays, from its own resources, to BCZ a finder's fee of 25 basis points (0.25%) of the amount invested for sales of any Class D shares distributed through BCZ's network.

Minimum Purchase Amounts: The table below shows the minimum amounts that apply to your purchases of Class D shares of the Catholic Equity Fund.

MINIMUM PURCHASE AMOUNT
PER ACCOUNT PER TRANSACTION                            INITIAL PURCHASE*                 ADDITIONAL PURCHASE
---------------------------                            -----------------                 -------------------
Regular Account*                                             $1,000                              $50
IRA*                                                         $ 250                               $50
Automatic Investment Plan                                     $ 0                                $50
UGMA or UTMA**                                               $ 250                               $50

------------------------------------
*        Indicates purchases made by check or wire.

** Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). The custodial accounts provide a way to give money to a child and obtain tax benefits. Under current federal law an individual can give up to $11,000 a year per child without paying federal gift tax.

We may waive the minimum investment amount needed to open or add to an account.

Maximum Purchase Amounts: CFI imposes a $500,000 limit on each purchase of Class D shares. Purchase orders in excess of this amount will not be accepted. If you would like to invest more than $500,000, you are encouraged to consider acquiring Class A shares or, if available to you, Class I shares, both of which incur lower annual operating expenses.

PURCHASING CLASS I SHARES OF THE CATHOLIC EQUITY FUND

Eligible institutions may purchase Class I shares of the Catholic Equity Fund. Institutions that are eligible to purchase Class I shares include any corporation, limited liability company, partnership or other company or business association, a church, parish, fraternal benefit society or other religious or fraternal organization or association, a trust or endowment fund and any other legal entity that is not a natural person or the alter ego of a natural person (e.g., sole proprietorship, IRA account, revocable trust of a grantor who is a natural person, etc.), provided such legal entity was not formed for the specific purpose of investing in the Fund. Class I shares have no front-end sales charge and no rule 12b-1 fee, but have a contingent deferred sales charge if you redeem any of your Class I shares within one year after purchase. The amount of the contingent deferred sales charge is 0.35% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. After you own your shares for one year, the contingent deferred sales charge terminates. No contingent deferred sales charge is imposed on any shares that you acquire through the reinvestment of dividends and capital gains distributions paid by The Catholic Equity Fund on your Class I shares.

CFSC has entered into a Selected Dealer Agreement with BCZ pursuant to which CFSC pays, from its own resources, to BCZ a finder's fee of 15 basis points (0.15%) of the amount invested for sales of $2,000,000 to $5,000,000 of Class I shares and a finder's fee of 10 basis points (0.10%) of the amount invested for sales of Class I shares in excess of $5,000,000.

The minimum initial purchase amount for Class I shares in the Catholic Equity Fund is $2,000,000, and for additional purchases of Class I shares is $1,000. For Class I shares purchased through an Automatic Investment Plan, the minimum initial purchase amount is $2,000,000, and for transactions after you start your plan, the minimum purchase amount is $500 per account. We may waive the minimum investment amount needed to open or add to an account.

OPENING A NEW ACCOUNT

You can open a new account through a representative of CFSC or of any selected dealer or other financial intermediary that has entered into a selling agreement with CFSC authorizing it to sell shares of the Fund (a "Registered Representative") or directly by mail. A complete, signed application is required for new accounts. Also, you will need to fill out an application if after you open your account, you subsequently purchase shares of a Fund that was not selected in your initial application.

Your Registered Representative is ready to help you open a new account. If you do not know the name of your Registered Representative, please call CFSC toll-free at 1-877-846-2372.

To open your account, just follow these steps:

         1.       Please review this prospectus.

         2. Please complete a Catholic Funds Application and New Account Form, which should be included with the prospectus, for every different account registration. For example, you need a separate application and form for an individual account in the Catholic Equity Fund and an IRA invested in the Catholic Equity Fund. If you don't complete the application and form properly, your purchase may be delayed or rejected.

         3. Mail your completed application and check made payable to The Catholic Funds to:

                           REGULAR MAIL

                           THE CATHOLIC FUNDS, INC.
                           P.O.  BOX 05710
                           MILWAUKEE, WI 53205-5710

                           EXPRESS MAIL/PRIVATE DELIVERY

                           THE CATHOLIC FUNDS, INC.
                           1100 WEST WELLS STREET
                           MILWAUKEE, WI 53233

ACCOUNTS FOR RETIREMENT SAVINGS

Shareholders, their enterprises as well as Catholic organizations may establish their own individual or business retirement plans. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan.

A third-party maintenance fee may apply to some retirement accounts.

We accept investments from the retirement plans listed below:

            o     Traditional IRA (Individual Retirement Account);

            o     "Rollover" IRA;

            o Roth IRA (annual contributions are not tax deductible, but distributions may not be subject to income tax);

            o     SEP-IRA (Simplified Employee Pension Plan);

            o     SIMPLE-IRA (Savings Incentive Match Plan for Employees);

            o Coverdell Education Savings Accounts [formerly known as Education IRA] - (annual contributions are not tax deductible, but distributions may not be subject to income tax);

            o 403(b)(7) retirement plan account (legal restrictions apply to your ability to withdraw funds from this account); and

            o     Qualified retirement plans.

We do not provide any prototype qualified retirement plans (i.e., pension, profit sharing and 401(k) plans), although these plans may invest in the Fund.

BUYING ADDITIONAL SHARES FOR YOUR ACCOUNT

After you have opened an account with The Catholic Funds, you can make additional investments of $50 or more ($1,000 or more for Class I shares) to that account by mail, telephone or wire. Please put your name and your Catholic Funds account number on the face of all investment checks and make sure your checks are payable to "The Catholic Funds." Some retirement accounts, such as the 403(b)(7) Retirement Plan, may allow you to make investments only by deferring part of your salary.

Additional Purchases by Mail. Purchase orders should be sent to:

         REGULAR MAIL

         THE CATHOLIC FUNDS, INC.
         C/O U.S. BANCORP FUND SERVICES, LLC
         P.O. BOX 701
         MILWAUKEE, WI 53201-0701

         EXPRESS MAIL/PRIVATE DELIVERY

         THE CATHOLIC FUNDS, INC.
         C/O U.S. BANCORP FUND SERVICES, LLC
         THIRD FLOOR
         615 EAST MICHIGAN STREET
         MILWAUKEE, WI 53202-5207

Additional Purchases by Telephone: Before you can buy additional shares by telephone, you must have selected the Request for Telephone Purchase option on the application. Once you have selected this option, you can call shareholder services at 1-877-222-2402 and have money withdrawn from your bank checking or savings account to make your investment. You pay the next price computed after the Funds have received your request for purchase. For example, if you telephone before 3:00 (CST), you will get that day's price.

Additional Purchases by Wire: If your bank is a member of or has a corresponding relationship with a member of the Federal Reserve System, you can buy shares of the Fund by wire transfer by following these steps:

      1. Call shareholder services at 1-877-222-2402 and provide the following information:

            o     Your Catholic Equity Fund account registration;

            o     The Class of shares you are purchasing;

            o     Your address;

            o     Your Social Security or tax identification number;

            o     The dollar amount;

            o     The name of the wiring bank; and

            o The name and the telephone number of the person at your bank we can contact about your purchase.

We must receive your wire order before the closing of the NYSE (normally 3:00 p.m. Central Time) in order for you to receive that day's price.

      2. Instruct your bank to use the following instructions when wiring funds:

                  WIRE TO:                  U.S. BANK, N.A.

                  CREDIT:                   U.S. BANCORP FUND SERVICES, LLC

                  ACCOUNT:                  112-952-137

                  ROUTING NUMBER:           075000022

                  FURTHER CREDIT:   (NAME OF FUND)
                                            (SHAREHOLDER ACCOUNT NUMBER)
                                            (SHAREHOLDER REGISTRATION)

Please call 1-877-222-2402 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

We are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

ACCOUNT REGISTRATION

How you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your Catholic Funds application. Some account registrations may require additional documents.

AUTOMATIC INVESTMENT PLANS

To make regular investing more convenient, you can open an automatic investment plan with no initial investment in either Class A or Class D shares, and a minimum of $50 per account per transaction after you start your plan. For Class I shares, you can open an automatic investment plan with an initial investment of at least $2,000,000 and a minimum of $500 per account per transaction after you start your plan. Using The Catholic Funds Automatic Investment Plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you "dollar cost average," you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are low. Your Registered Representative is ready to help you set up one of the following plans.

THE BANK DRAFT PLAN allows you to make regular investments in the Fund directly from your checking or savings account. The following rules and/or guidelines apply:

      o For Class A or Class D shares, you can open an account by providing the necessary checking or savings account information with no initial investment or by having an existing account. For Class I shares, you can open account with a check for at least $2,000,000 or by having an existing account;

      o You can select up to two transaction dates per month (at least ten days apart). If you don't select the date(s), the money will automatically be withdrawn from your bank account on the 5th (and
            15th) of the month;

      o To start the plan or change your bank account, you must notify Shareholder Services in writing at least 13 business days prior to the transaction date. All bank account owners must sign the bank draft plan card;

      o To stop or change the amount of your plan, you must notify Shareholder Services in writing or via telephone at 1-877-222-2402 at least (5) five business days prior to the transaction date; and

      o Make sure you have enough money in your bank account to make the investment so you can avoid paying any possible fees from your bank or our transfer agent.

THE PAYROLL DEDUCTION SAVINGS AND INVESTMENT PLAN allows employees of participating companies to invest in the Fund through direct deduction from their paychecks or commission checks.

All payroll deductions for retirement plan accounts will be considered current year contributions unless we are notified in writing.

PAYMENT

Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash, traveler's checks or third party checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees, currently $25. When you buy shares by any type of check, electronic funds transfer or automatic investment purchase, you may not be able to redeem the shares you purchased for 12 days or until your check has cleared, whichever occurs first. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares purchased has been received by the transfer agent.

ANTI-MONEY LAUNDERING PROGRAM

The Catholic Funds and CFSC have established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications. The Catholic Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

ABUSIVE TRADING PRACTICES

Catholic Funds discourages short-term or excessive trading and other abusive trading practices. Short-term trading by shareholders can disrupt portfolio management, negatively impact fund performance and increase fund expenses, thereby adversely affecting the long-term investors for whom the Fund is designed. The Board of Directors has adopted the policy described below, which is designed to discourage market timing. The policy specifically prohibits any shareholder from making, during any 12-month period, more than three purchases back into the Fund that were preceded by or otherwise associated with redemptions from the Fund. This prohibition does not apply to shareholders using automatic investment or systematic withdrawal plans.

Several different tactics are used to reduce the frequency and effect that abusive trading can have on the Fund. Catholic Funds may use a combination of monitoring shareholder activity, restricting shareholder transactions on certain accounts and fair value pricing as applicable (see "Other Share and Shareholder Information - Share Price Calculation" below). When monitoring shareholder activity, Catholic Funds may consider several factors including, but not limited to, the amount and frequency of transactions, the amount of time between purchases and redemptions, trading patterns and total assets in the Fund that are purchased and redeemed. In making this evaluation, Catholic Funds may consider trading in multiple accounts under common ownership or control.

The nature of the efforts undertaken and the resulting action by Catholic Funds depends, among other things, on the type of shareholder account. If Catholic Funds believes that an investor has engaged in frequent, short-term or other inappropriate or abusive trading, it may reject future purchases of Fund shares in that account or related accounts, or by that investor, with or without prior notice; reject a particular purchase order; and/or refuse to open an account. Catholic Funds also may reject an order from someone ineligible to invest or Catholic Funds may refuse to transact business with such persons as described above under "Anti-Money Laundering Program."

If inappropriate trading is detected in an omnibus account registered in the name of a financial intermediary or plan sponsor, Catholic Funds may request that the intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of inappropriate trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in appropriate trading. To avoid those collateral consequences, for retirement plans, Catholic Funds generally will communicate with the intermediary or plan sponsor and request that the intermediary or plan sponsor take action to cause the inappropriate trading by that participant or participants to cease. If inappropriate trading recurs, Catholic Funds may refuse all future purchases from the plan, including those of plan participants not involved in the appropriate activity.

The identification of inappropriate or abusive trading involves judgments that are inherently subjective and the above actions cannot eliminate the possibility that inappropriate trading activity in the Fund will occur.

Catholic Funds has no special arrangements in place with any person allowing that person to engage in short-term trading practices which are inconsistent with its policy described above.

                               SELLING YOUR SHARES

GENERAL

You can redeem (sell) your shares on any business day. We redeem Class A, Class D and Class I shares at net asset value, less the amount of any applicable contingent deferred sales charge.

If we receive your request in good order before the close of the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order after the close of the NYSE, or on a holiday, weekend or a day the NYSE is closed, we will process your transaction at the closing price on the next business day. A redemption request is in good order when it contains all account owners' signatures (including signature guarantees when needed) the required information listed below, and any legally required additional information and documentation. You can sell shares by mail, telephone or wire.

BY MAIL

Please include the following in your redemption request:

      o     Name(s) of the account owner(s);

      o     Account number(s);

      o     Amount you want to receive or the number of shares you want to sell;

      o     Tax withholding information, if required, for retirement accounts;
            and

      o     Signatures of all account owners.

YOU MUST HAVE YOUR SIGNATURE GUARANTEED FOR WRITTEN SELL ORDERS IF:

            1.    You want to sell shares with a value of more than $25,000;

            2. You want the proceeds sent to an address other than the one listed for your account; or

            3. You want the check payable to someone other than the account owner(s).

You can usually obtain a signature guarantee at commercial banks, trust companies or broker-dealers. A SIGNATURE GUARANTEE IS NOT THE SAME AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.

         REGULAR MAIL

         THE CATHOLIC FUNDS, INC.
         C/O U.S. BANCORP FUND SERVICES, LLC
         P.O. BOX 701
         MILWAUKEE, WI 53201-0701

         EXPRESS MAIL/PRIVATE DELIVERY

         THE CATHOLIC FUNDS, INC.
         C/O U.S. BANCORP FUND SERVICES, LLC
         THIRD FLOOR
         615 EAST MICHIGAN STREET
         MILWAUKEE, WI 53202-5207

BY TELEPHONE

To make investing in the Fund more convenient, you may buy, sell or exchange shares by telephone. We have established reasonable procedures to protect against anyone who attempts to use the telephone service fraudulently. Please be aware, however, that The Catholic Funds, the custodian, the transfer agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. Once you have made a telephone request you cannot cancel or modify it! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching us by telephone and telephone transactions may be difficult to implement at those times. We reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

The following rules and/or guidelines for selling by telephone apply:

            o You must call shareholder services toll-free at 1-877-222-2402;

            o You must provide a form of personal identification to confirm your identity;

            o     You can sell up to $25,000 worth of shares;

            o The Catholic Funds will mail a check only to the person(s) named on the account registration and only to the address on the account;

            o     Retirement plan accounts are not eligible;

            o You can do only one telephone redemption within any 30-day period for each authorized account;

            o Telephone redemptions are not available if the address on the account has been changed in the preceding 60 days; and

            o If we receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

BY WIRE

The following rules and/or guidelines for selling by wire apply:

            o You must give us written authorization, including the signatures of all the owners of the account, on The Catholic Funds Application or Account Change Form;

            o     You can make a wire redemption for any amount;

            o     You pay a $15.00 fee for each wire redemption;

            o We must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day's price; and

            o Wire redemptions may not be available to you for all retirement plan accounts.

SYSTEMATIC WITHDRAWAL PLAN

You can have money automatically withdrawn from your account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or pay a bill at regular intervals. The following rules and/or guidelines apply:

            o You need a minimum of $5,000 ($2,000,000 for Class I shares) in your account to start the plan;

            o You must withdraw a minimum of $100 ($1,000 for Class I shares) monthly;

            o You can select the date(s) on which the money is withdrawn. If you do not select the date(s), we will withdraw the money automatically from your account on the 15th of the month;

            o To start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;

            o To stop or change your plan, you must notify us at least five business days prior to the next withdrawal; and

            o Because of the front-end sales charge on Class A shares and the contingent deferred sales charge on Class D and Class I shares, you must consider carefully the costs of frequent investments in and withdrawals from your account.

CLOSING SMALL ACCOUNTS

All Catholic Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to legal restrictions, if any, to close an account when, due to a redemption, its value is less than $1,000 ($50,000 for Class I shares). This does not apply to retirement plan accounts, automatic investment plans or UGMA/UTMA accounts. We will notify you in writing before closing any account, and you will have 30 days to add money to bring the balance up to $1,000 ($50,000 for Class I Shares).

PAYMENTS "IN KIND"

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.

                     OTHER SHARE AND SHAREHOLDER INFORMATION

DISTRIBUTION FEES

We have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Catholic Equity Fund to pay distribution fees for the sale and distribution of its shares and continuing services to shareholder accounts. The table below shows the rate of the Rule 12b-1 fee for each Class of shares of the Fund.

NAME OF FUND               CLASS A SHARES      CLASS D SHARES     CLASS I SHARES
------------               --------------      --------------     --------------

The Catholic Equity Fund      0.25 of 1%        1.00 of 1%            None

The twenty-five basis point fee paid on Class A shares is for services provided by the distributor to existing shareholders. This shareholder servicing fee is a reimbursement fee, meaning that it is paid only to the extent that the distributor demonstrates it has incurred expenses in servicing shareholders at least equal to the applicable fee. The one hundred basis point 12b-1 fee paid on Class D shares is compensation for distribution services, meaning the distributor is entitled to receive this fee regardless of whether its costs and expenses in distributing Class D shares of the Fund equal or exceed the fee.

Because these fees are paid on the Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share (plus any applicable front-end sales charge in the case of purchases and any contingent deferred sales charge in the case of redemptions) determined on the effective date of the purchase or redemption. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 3:00 p.m. Central Time. We do not calculate the net asset value for the Fund on the days when the NYSE is closed for trading. NAV EQUALS TOTAL ASSETS MINUS LIABILITIES DIVIDED BY NUMBER OF SHARES OUTSTANDING.

Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there are no transactions during a given day are valued at the latest bid prices. Securities traded on only over-the-counter markets other than NASDAQ are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by CFSC. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value.

Securities not currently traded or those for which the NOCP, last sales price or bid price, as the case may be, is deemed unreliable are valued at fair value as determined in good faith under procedures approved by the Board of Directors. Securities for which prices are unavailable or unreliable may include securities with respect to which an event occurs that affects the value of that security after the time for which the latest price information is available but before the Fund's NAV has been calculated. For example, trading in a security may be halted during a trading day and, before the Fund is priced for the day, the company may issue a press release announcing a sale, acquisition, asset impairment, bankruptcy or some other material development that causes the last sale price on the exchange on which the company's stock is traded to no longer fairly represent its value. The Board has adopted specific procedures for valuing such portfolio securities and delegated the responsibility of fair value determinations to a valuation committee. Some of the factors that may be considered by the valuation committee in determining fair value include the following:

            o Fundamental analytical data relating to the issuer of the security;

            o The nature and duration of any restriction on the disposition of the securities;

            o The likely impact of any events or announcements arising after the security ceased trading for the day;

            o Trading in similar securities of the same issuer or comparable companies;

            o     Information from broker/dealers; and

            o An evaluation of the forces that influence the market in which the security is purchased or sold.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

For a description of the Fund's policy and practices with respect to the disclosure of its portfolio securities, please see the section of the Statement of Additional Information captioned "Disclosure of Fund Portfolio Holdings."

DIVIDENDS, CAPITAL GAINS AND TAXES

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

The Catholic Equity Fund will distribute any net investment income annually and will distribute any net realized long or short-term capital gains at least annually. The Fund may also pay a special distribution to comply with federal tax requirements. You may choose to have your dividends and capital gain distributions automatically reinvested in shares of the Funds at net asset value without a sales charge or you may take them in cash.

If your account is a taxable account, you will pay tax on dividends and distributions from the Funds whether you receive them in cash or additional shares.

If you redeem the Fund's shares, any gain on the transaction may be subject to tax.

The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold.

Federal law requires us to withhold 31% of a shareholder's reportable payments (which include dividends, capital gain distributions and redemption proceeds) for those who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of owning shares in the Fund.

REINVESTMENT OF FUND DISTRIBUTIONS

Unless you request otherwise on your account application, we will reinvest all of your income dividends and/or capital gains distributions into additional shares of the same Class of the Fund. Shares that you purchase in this fashion will not be subject to either a front-end or a contingent deferred sales charge. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvested them or had them paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends and other distributions.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds and their performance since inception. Information shown for The Catholic Equity Fund includes the operations of The Catholic Disciplined Capital Appreciation Fund for all periods prior to April 3, 2002, because it is deemed the survivor, for financial accounting purposes, of the April 2, 2002 consolidation of it and the other two then existing equity Funds of The Catholic Funds into The Catholic Equity Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the annual report. You may obtain an annual report free by calling toll-free 1-877-222-2402.

THE CATHOLIC EQUITY FUND - CLASS A SHARES

                                                            FOR THE YEAR ENDED SEPTEMBER 30,
                                     ----------------------------------------------------------------------------------
                                        2005(3)         2004(3)           2003(3)        2002(3)          2001(3)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF            $8.95           $7.99           $6.48            $8.43            $10.95
PERIOD
Net investment income (loss)              0.13            0.08            0.04             0.06         (0.04)(2)
   Net realized and unrealized            0.95            0.93            1.49           (1.83)            (2.45)
   gain (loss) on investments
                                     ----------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT             1.08           1.01            1.53           (1.77)            (2.49)
         OPERATIONS
                                     ----------------------------------------------------------------------------------
   Distributions from net                (0.10)          (0.05)         (0.02)              ___               ___
   investment income
Distributions from net realized            ___             ___             ___           (0.18)            (0.03)
gain
                                     ----------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS            (0.10)          (0.05)          (0.02)           (0.18)            (0.03)
                                     ----------------------------------------------------------------------------------
=======================================================================================================================
NET ASSET VALUE, END OF PERIOD           $9.93           $8.95           $7.99            $6.48             $8.43
=======================================================================================================================
Total return(1)                         12.07%          12.70%          23.71%         (21.65)%          (22.81)%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period             $8,451,198      $6,868,111      $4,683,756       $2,865,775        $4,525,315
   Ratio of expenses to average
   net assets:
     Before expense waivers and       1.89%(6)           1.94%           2.44%            2.48%             3.05%
     reimbursements
     After expense waivers and           0.64%           0.95%           0.95%            1.23%             1.75%
     reimbursements
   Ratio of net investment income
   (loss) to average net assets:
     Before expense waivers and          0.20%         (0.22)%         (0.66)%          (0.94)%           (1.75)%
     reimbursements
     After expense waivers and           1.45%           0.77%           0.83%            0.31%           (0.45)%
     reimbursements
Portfolio turnover rate                  5.31%           1.88%        9.46%(4)        31.23%(5)            39.17%

----------------------------
(1)      Based on net asset value, which does not reflect the sales charge.
(2) Per share net investment loss has been calculated prior to tax adjustments.
(3) Information for the periods ended September 30, 2000, 2001 and October 1, 2001 through April 2, 2002 reflect the operations of the Catholic Disciplined Capital Appreciation Fund. Information for the period April 3, 2002 through September 30, 2005 reflects the operations of the Catholic Equity Fund.
(4) Portfolio turnover rate excludes purchases and sales from merger of The Catholic Values Investment Trust and the Catholic Equity Fund.
(5) Portfolio turnover reflects the operations of the Catholic Equity Fund for the period April 3, 2002 through September 30, 2002.
(6) On November 15, 2004, the adviser voluntarily increased its expense reimbursements and fee waivers to the Fund, thereby decreasing its expense ratio from 0.95% to 0.60%.

THE CATHOLIC EQUITY FUND - CLASS I SHARES

                                             FOR THE YEAR ENDED    FOR THE YEAR ENDED    FOR THE YEAR ENDED   FOR THE PERIOD ENDED
                                             SEPTEMBER 30, 2005    SEPTEMBER 30, 2004    SEPTEMBER 30, 2003   SEPTEMBER 30, 2002(1)
====================================================================================================================================
     NET ASSET VALUE, BEGINNING OF PERIOD          $8.96                 $8.00                 $6.49                 $9.02
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                          0.16                  0.09                  0.07                  0.02

        Net realized and unrealized gain            0.95                  0.94                  1.49                (2.55)
        (loss) on investments
                                                               ---------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS          1.11                  1.03                  1.56                (2.53)
                                                               ---------------------------------------------------------------------
     Distributions from net investment            (0.12)                (0.07)                (0.05)                   ___
     income
                                                               ---------------------------------------------------------------------
           TOTAL DISTRIBUTIONS                    (0.12)                (0.07)                (0.05)                   ___
====================================================================================================================================
     NET ASSET VALUE, END OF PERIOD                $9.95                 $8.96                 $8.00                 $6.49
====================================================================================================================================
     Total return(2)                              12.41%                12.89%                24.19%           (28.05)%(3)

     RATIOS TO AVERAGE NET ASSETS
     Net assets, end of period
                                             $27,824,251           $21,818,191           $18,540,009            $9,831,101
        Ratio of expenses to average net
        assets:
          Before expense waivers and
          reimbursements                           1.64%                 1.69%                 2.19%              2.55%(4)
          After expense waivers and
          reimbursements                        0.39%(6)                 0.70%                 0.70%              0.70%(4)
        Ratio of net investment income
        (loss) to average net assets:
          Before expense waivers and
          reimbursements                           0.45%                 0.03%               (0.41)%            (0.82)%(4)
          After expense waivers and
          reimbursements                           1.70%                 1.02%                 1.08%              1.03%(4)
     Portfolio turnover rate
                                                   5.31%                 1.88%              9.46%(5)             31.23%(3)

----------------------------
(1) Reflects operations for the period from April 3, 2002 (commencement of operations), to September 30, 2002.
(2) Based on net asset value, which does not reflect the contingent deferred sales charge that was instituted in February 2006.
(3)      Not annualized.
(4)      Computed on an annualized basis.
(5) Portfolio turnover rate excludes purchases and sales from merger of The Catholic Value Investment Trust and the Catholic Equity Fund.
(6) On November 15, 2004, the adviser voluntarily increased its expense reimbursements and fee waivers to the Fund, thereby decreasing its expense ratio from 0.70% to 0.35%.

BOARD OF DIRECTORS

Daniel Steininger - Chairman of the Board o Thomas Bausch o J. Michael Borden o Daniel Doucette o Allan Lorge o Amelia E. Macareno o Bernard E. Reidy o Thomas Munninghoff o Conrad Sobczak

OFFICERS

Theodore Zimmer - President o Allan Lorge - Vice President, Secretary and Chief Financial Officer o Russell Kafka - Treasurer o John Koth - Chief Compliance Officer o Mark Forbord - Controller

INVESTMENT ADVISER

Catholic Financial Services Corporation
1100 West Wells Street
Milwaukee, WI  53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

LEGAL COUNSEL

Quarles & Brady LLP

CUSTODIAN

U.S. Bank, N.A.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

SHAREHOLDER SERVICES

The Catholic Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 710
Milwaukee, WI 53201-0701

SUBADVISER

THE CATHOLIC EQUITY FUND

Ziegler Capital Management, LLC
250 East Wisconsin Avenue
Suite 2000
Milwaukee, WI  53202

THE CATHOLIC FRATERNAL ALLIANCE

Catholic Knights
Daniel Steininger, President
1100 West Wells Street
Milwaukee, WI  53233

Catholic Order of Foresters
David E. Huber, High Chief Ranger
355 Shuman Boulevard
P.O. Box 3012
Naperville, IL 60566-7012

Catholic Union of Texas (The KJT)
Elo J. Goerig, President
P.O. Box 297
LaGrange, TX 78945

(Inside Back Cover)

(Outside Back Cover)

                              FOR MORE INFORMATION

If you would like more information about The Catholic Funds, you may call Shareholder Services toll-free at 1-877-222-2402 to request a free copy of the Funds' SAI, Annual or Semi-Annual Reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The Catholic Equity Fund's Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling (202) 942-8090. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company File No.  811-09177

LOGO - Catholic Financial Services Corporation 1100 West Wells Street, Milwaukee, Wisconsin 53233
Member NASD and SIPC

The Catholic Funds are not available in all states.

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2006

                            THE CATHOLIC FUNDS, INC.
                             1100 WEST WELLS STREET
                               MILWAUKEE, WI 53233
                                 (877) 222-2402

                            THE CATHOLIC EQUITY FUND

         This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with The Catholic Funds, Inc.'s Prospectus dated February 1, 2006 for the fund named above. A Prospectus may be obtained at no charge by writing to the Funds at 1100 West Wells Street, Milwaukee, Wisconsin 53233 or by calling Shareholder Services at 1-877-222-2402 or on our website at http://www.catholicfunds.com.

         In this Statement of Additional Information, The Catholic Funds, Inc. may be referred to as CFI, and The Catholic Equity Fund may be referred to as the "Fund." Terms not otherwise defined have the same meaning as in the Prospectus.

         The financial statements of the Fund as of, and for the fiscal year ended September 30, 2005 and the report of the independent registered public accounting firm thereon are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2005. See "Financial Statements."

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

FUND HISTORY.................................................................3

INVESTMENT TECHNIQUES AND STRATEGIES - THE CATHOLIC EQUITY FUND..............3

INVESTMENT RESTRICTIONS - THE CATHOLIC EQUITY FUND...........................7

MANAGEMENT...................................................................9

DETERMINATION OF NET ASSET VALUE PER SHARE..................................22

DISTRIBUTION OF SHARES......................................................23

DISTRIBUTION PLAN...........................................................25

LETTERS OF INTENT...........................................................26

REGULATED INVESTMENT COMPANY STATUS.........................................27

DESCRIPTION OF SHARES.......................................................28

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................29

DISCLOSURE OF FUND PORTFOLIO HOLDINGS.......................................30

PAYMENTS "IN KIND"..........................................................31

ACCOUNTING, FULFILLMENT, CUSTODIAN AND TRANSFER AGENT SERVICES..............31

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................32

FINANCIAL STATEMENTS........................................................33

FUND HISTORY

         CFI is a Maryland corporation registered as a series, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). CFI presently offers only one series, The Catholic Equity Fund. CFI was organized by Catholic Financial Services Corporation (CFSC) in 1998. All of the stock of CFSC, a Wisconsin corporation, is owned by a consortium of Catholic fraternal benefits insurance societies (the "Catholic Fraternal Alliance"). The majority of the stock of CFSC is held by Catholic Knights Financial Services, Inc., a wholly-owned subsidiary of Catholic Knights, which functions as an administrative holding company. Further information regarding the Catholic Fraternal Alliance is contained in the Prospectus under "Management." The Catholic Equity Fund commenced operations on April 3, 2002.

         CFI initially had three equity funds, namely The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund and The Catholic Disciplined Capital Appreciation Fund. Those Funds all commenced operations on May 3, 1999. On April 2, 2002, all three of those Funds were consolidated into The Catholic Equity Fund in tax free reorganizations. The Catholic Disciplined Capital Appreciation Fund was deemed the surviving fund for purposes of financial accounting and historic performance. Historic financial and performance information presented for The Catholic Equity Fund in this Statement of Additional Information and in the Prospectus relates to The Catholic Disciplined Capital Appreciation Fund for all periods prior to April 3, 2002.

INVESTMENT TECHNIQUES AND STRATEGIES - THE CATHOLIC EQUITY FUND

         The investment objective and policies of The Catholic Equity Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objectives.

         LENDING PORTFOLIO SECURITIES. The Catholic Equity Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies, up to a maximum of one-third of its total assets, as a means of enhancing its return. The adviser will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

         REPURCHASE AGREEMENTS. The Catholic Equity Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities. In a repurchase transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet credit requirements set by the Board of Directors from time to time. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Repurchase agreements have some risks. If the other party defaults on its obligation at a time when the value of the security has declined, the Fund may incur a loss. If the other party becomes insolvent a court may find that the underlying security is collateral for a loan by the Fund and the Fund may not have complete control over the collateral. It is also possible that the Fund may not be able to prove its interest in the underlying security and may be treated as an unsecured creditor. While the adviser and subadviser acknowledge these risks, they expect to control them.

         INDEX FUTURES CONTRACTS. The Catholic Equity Fund may invest in exchange traded futures contracts on the S&P 500 Index. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of those securities is made.

         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in the value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market all of its open futures positions.

         While the Fund maintains an open futures position, it must maintain with its Custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). The Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

         Index futures contracts in which The Catholic Equity Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, same underlying index and same delivery date), or in cash. If an offsetting purchase price is less than the original sales price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs also would affect the amount of any gain or loss.

         There are several risks associated with the use of futures contracts in the manner proposed by The Catholic Equity Fund. A purchase or sale of a futures contract could result in losses in excess of the amount invested in the futures contract. There are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing an equitizing strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous days' settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position, and the Fund could be forced to continue to meet margin requirements until the position is closed.

         The Catholic Equity Fund will limit its futures strategies to equitizing uninvested cash held temporarily by the Fund from time to time. The Fund will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Fund will not enter into a futures contract if, immediately after the transaction, the initial margin deposits for futures contracts held by the Fund would exceed 5% of the Fund's total assets or if more than 20% of the Fund's total assets were committed to such contracts.

         TAXATION OF FUTURES. A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should The Catholic Equity Fund ever deliver securities under a futures contract (which is not expected to occur), the Fund would realize a capital gain or loss on those securities.

         For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. The Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

         S&P 500 INDEX. Standard & Poor's, a division of The McGraw-Hill Companies, Inc., compiles, calculates, maintains and owns rights in and to the S&P 500 Composite Stock Price Index and to the proprietary data therein contained. Standard & Poor's has licensed Catholic Financial Services Corporation to use, in connection with The Catholic Equity Fund, certain trademarks of Standard & Poor's, including "Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500." The Catholic Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to shareholders of The Catholic Equity Fund or any member of the public regarding the advisability of investing in securities generally or in The Catholic Equity Fund particularly or the ability of S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to Catholic Financial Services Corporation is the licensing of certain trademarks and trade names of Standard & Poor's and of the S&P 500 Index which is determined, composed and calculated by Standard & Poor's without regard to Catholic Financial Services Corporation or The Catholic Equity Fund. Standard & Poor's has no obligation to take the needs of Catholic Financial Services Corporation or shareholders of The Catholic Equity Fund into consideration in determining, composing or calculating the S&P 500 Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices at which shares of The Catholic Equity Fund are offered and sold, the timing of the issuance or sale of shares of The Catholic Equity Fund or the determination or calculation of the prices at which shares of The Catholic Equity Fund are redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of shares of The Catholic Equity Fund.

         STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CATHOLIC FINANCIAL SERVICES CORPORATION, SHAREHOLDERS OF THE CATHOLIC EQUITY FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S SHALL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT RESTRICTIONS - THE CATHOLIC EQUITY FUND

         The following are fundamental policies for The Catholic Equity Fund, meaning they cannot be changed without the vote of a "majority" of the outstanding voting securities of The Catholic Equity Fund. Such a "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. The Catholic Equity Fund may not:

         (1) Purchase securities on margin, make short sales or write or purchase put and call options, except for bona fide hedging purposes and to equitize cash as described in the Prospectus and this Statement of Additional Information and subject to the conditions and limitations described therein and herein;

         (2) Buy or sell commodities or commodity contracts, except that the Fund may invest in futures contracts as described in the Prospectus and this Statement of Additional Information;

         (3)      Purchase securities of closed-end investment companies, except
                  (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company, and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation;

         (4) Make loans to other persons, except that we reserve freedom of action, consistent with the Fund's other investment policies and restrictions and as described in the Prospectus and this Statement of Additional Information, to: (a) invest in debt obligations, including those that are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans; and (b) enter into repurchase agreements;

         (5) Issue senior securities or borrow, except that we may borrow for the Fund in amounts not in excess of 10% of its net assets, taken at current value, and then only from banks as a temporary measure for extraordinary or emergency purposes (we will not borrow money for the Fund to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities; interest paid on any such borrowing will reduce the Fund's net income);

         (6) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, except as may be necessary in connection with and subject to the limits in restriction (5), and except in connection with entering into futures contracts. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets;

         (7) Underwrite any issue of securities, except to the extent that we purchase securities directly from an issuer thereof in accord with the Fund's investment objectives and policies we may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities we may be deemed an underwriter for the Fund under federal securities laws;

         (8) Invest more than 25% of the Fund's total assets, taken at current value at the time of each investment, in securities of issuers whose principal business activities are in any single industry or issuer (except the U.S. government or any agency or instrumentality thereof);

         (9) Invest in oil, gas or mineral related programs or leases except as may be included in the definition of public utilities, although we may invest in securities of enterprises engaged in oil, gas or mineral exploration;

         (10) Invest in repurchase agreements maturing in more than seven days or in other securities with legal or contractual restrictions on resale if, as a result thereof, more than 10% of the Fund's net assets (taken at current value at the time of such investment) would be invested in such securities; or

         (11) Purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

         Non-Fundamental Investment Restrictions

         The following operating policies of The Catholic Equity Fund, together with the Fund's investment objective, are not fundamental policies and, as such, may be changed by a majority vote of the Board of Directors without shareholder approval. These additional restrictions provide that for The Catholic Equity Fund, we may not:

            (1) Purchase or sell real estate, or real estate limited partnership interests provided that we may invest in securities for the Fund secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

            (2) Invest in any security if as a result the Fund would have more than 5% of its net assets invested in securities of companies which, together with any predecessors, have been in continuous operation for less than three years; or

            (3) Purchase securities of other investment companies, if the purchase would cause more than 10% of the value of the Fund's net assets to be invested in investment company securities provided that (a) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's net assets would be invested in such company; and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation acquisition or reorganization.

MANAGEMENT

         DIRECTORS AND OFFICERS. Under applicable law, the Board of Directors is responsible for management of CFI, and provides broad supervision over its affairs. Among other important duties, the Board of Directors selects advisers and subadvisers to manage the day-to-day investments of The Catholic Equity Fund's assets and its other day-to-day operations. The Board of Directors annually reviews the investment Advisory and Subadvisory Agreements, and those agreements continue from year to year only subject to annual approval by the Board of Directors (including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of CFI or its investment adviser, distributor or any subadviser, such Directors being referred to herein as the "Independent Directors"). The Board also annually reviews the terms and operation of The Catholic Equity Fund's Rule 12b-1 Distribution Plan, and annual continuation of that Plan with respect to the Fund is subject to approval by the Board of Directors, including at least a majority of the Independent Directors. The Board (acting through its audit committee) also annually approves the selection of independent public accountants for The Catholic Equity Fund, and appoints officers to oversee the day-to-day operations of the Fund. In addition, the Board of Directors establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of CFI's business, including such things as the Catholic values followed by the Fund and the methods and means by which they are implemented, policies and procedures pursuant to which the Fund's securities are priced, a code of ethics governing personal securities trading by persons involved in the management of the Fund, and numerous other policies and procedures.

         The following table presents information about each Director and Officer of CFI, including biographical information about their business experience and information about their relationships with CFI and its affiliates.

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                          TERM OF OFFICE AND                                   IN COMPLEX
NAME, ADDRESS            POSITION(S)         LENGTH OF          PRINCIPAL OCCUPATION(S)         OVERSEEN      OTHER DIRECTORSHIPS
AND DATE OF BIRTH       HELD WITH CFI       TIME SERVED           DURING PAST 5 YEARS          BY DIRECTOR     HELD BY DIRECTOR
-----------------       -------------       -----------           -------------------           --------       ----------------
INDEPENDENT DIRECTORS:

Thomas A. Bausch, PhD    Director          Indefinite, until     Professor of Management,              1         None
1100 W. Wells St.                          successor elected     Marquette University since
Milwaukee, WI  53233                       Since 1999            1978.
DOB: 06/06/1938

J. Michael Borden        Director          Indefinite, until     Chief executive Officer of            1         Trustee, Jefferson
1100 W. Wells St.                          successor elected     HUFCOR since 1978.                              Fund Group Mutual
Milwaukee, WI  53233                       Since 1999                                                            Funds
DOB: 12/21/1936

Daniel R. Doucette       Director          Indefinite, until     President and CEO Milwaukee           1         None
1100 W. Wells St.                          successor elected     Insurance since 1989.
Milwaukee, WI  53233                       Since 1999
DOB: 09/03/1949

Amelia E. Macareno       Director          Indefinite, until     Senior Vice President                 1         None
1100 W. Wells St.                          successor elected     Commercial Lending of
Milwaukee, WI  53233                       Since 2005            Merchants & Manufacturers
DOB: 10/05/1958                                                  Bancorporation, Inc. since
                                                                 2002; Vice President
                                                                 Correspondent Banking of
                                                                 U.S. Bank, N.A. (1981 to
                                                                 2002).

Thomas J. Munninghoff    Director          Indefinite, until     CPA Munninghoff, Lange and            1         None
1100 W. Wells St.                          successor elected     Co. (Accounting Firm) since
Milwaukee, WI  53233                       Since 1999            1983.
DOB: 08/27/1947

Bernard E. Reidy         Director          Indefinite, until     Archbishop's Delegate for             1         None
1100 W. Wells St.                          successor elected     Administration and Finance,
Milwaukee, WI  53233                       Since 2005            Archdiocese of New York
DOB: 10/20/1938                                                  since 2000.

Conrad L. Sobczak        Director          Indefinite, until     Retired; President and CEO,           1         None
1100 W. Wells St.                          successor elected     Family Health Systems (1987
Milwaukee, WI  53233                       Since 1999            to 1998).
DOB: 10/20/1938

INTERESTED DIRECTORS:

Daniel J. Steininger(1)  Director,         Indefinite, until     CEO - Catholic Knights                1         None
1100 W. Wells St.        Chairman of the   successor elected     since 1981.
Milwaukee, WI  53233     Board             Since 1999
DOB: 05/01/1945

Allan G. Lorge(1)        Director, Vice    Indefinite, until     Secretary, Treasurer and              1         None
1100 W. Wells St.        President,        successor elected     CFO - Catholic Knights
Milwaukee, WI  53233     Secretary and     Since 1999            since 1986.
DOB: 12/09/1949          Chief Financial
                         Officer

OFFICERS:

Theodore F. Zimmer       President         One Year Term,        General Counsel - Catholic           n/a        n/a
1100 W. Wells St.                          subject to election   Knights since 1997.
Milwaukee, WI  53233                       by Board of
DOB: 12/17/1940                            Directors or
                                           until successor
                                           is elected.
                                           Since 1999.

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                          TERM OF OFFICE AND                                   IN COMPLEX
NAME, ADDRESS            POSITION(S)         LENGTH OF          PRINCIPAL OCCUPATION(S)         OVERSEEN      OTHER DIRECTORSHIPS
AND DATE OF BIRTH       HELD WITH CFI       TIME SERVED           DURING PAST 5 YEARS          BY DIRECTOR     HELD BY DIRECTOR
-----------------       -------------       -----------           -------------------           --------       ----------------
Russell J. Kafka         Treasurer         One Year Term,        Vice President -                     n/a        n/a
1100 W. Wells St.                          subject to election   Investments Catholic
Milwaukee, WI  53233                       by Board of           Knights since 1985.
DOB: 06/20/1944                            Directors or
                                           until successor
                                           is elected.
                                           Since 1999.

John M. Koth             Chief Compliance  One Year Term,        Chief Compliance Officer -           n/a        n/a
1100 W. Wells St.        Officer           subject to election   Catholic Financial Services
Milwaukee, WI  53233                       by Board of           Corporation since 2001;
DOB: 09/27/1964                            Directors  or         Compliance and Operations
                                           until successor       Director - Prudential
                                           is elected.           Financial Services,
                                           Since 2004.           1999-2001

Mark K. Forbord          Controller        One Year Term,        Senior Financial Analyst-            n/a        n/a
1100 W. Wells St.                          subject to election   Catholic Knights since 1995.
Milwaukee, WI  53233                       by Board of
DOB: 01/21/1954                            Directors or
                                           until successor
                                           is elected.
                                           Since 1999.

-----------------------
(1) Messrs. Steininger and Lorge are considered to be "interested persons" (as defined in the 1940 Act) of CFI by virtue of their positions with Catholic Knights and Catholic Financial Services Corporation.

         BOARD COMMITTEES. The standing committees of CFI's Board of Directors include an Audit Committee and a Governance and Contracts Committee. Mr. J. Michael Borden chairs the Audit Committee, and Mr. Thomas J. Munninghoff, Mr. Conrad L. Sobczak and Mr. Bernard E. Reidy serve as members of this Committee. Mr. Sobczak chairs the Governance and Contracts Committee on which Mr. Doucette, Mr. Thomas A. Bausch and Ms. Amelia E. Macareno serve as members. Only Independent Directors are eligible to serve as members of these committees.

         The Board has adopted a written charter governing the Audit Committee. This charter establishes criteria for membership on the Committee, recites the mission and responsibilities of the Committee and sets forth procedures under which the Committee operates. Among other things, the Audit Committee annually selects independent public accountants for the Fund, approves any non-audit services to be provided by the independent public accountants and oversees the preparation of the Fund's financial statements. In this capacity, the Audit Committee meets at least annually with the independent public accountants to discuss with them any issues surrounding the preparation of the Fund's financial statements. The Audit Committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee held one meeting during the fiscal year ended September 30, 2005.

         The Board has also adopted a written charter to govern the Governance and Contracts Committee, which includes provisions regarding receiving from shareholders and considering nominations for Independent Directors as discussed below. This charter establishes membership criteria for the Committee, recites the purposes and responsibilities of the Committee and sets forth procedures under which the Committee operates. The primary functions of the Governance and Contracts Committee are to study and make recommendations to the full Board regarding policies and procedures in the areas of corporate governance, including the nomination of candidates to serve as Independent Directors, and regarding the retention, continuation and termination of affiliated and unaffiliated service providers to CFI and the Fund, including advisers, subadvisers, custodians, transfer agents, administrators, distributors and selected dealers, fund accounting agents and the like. With respect to corporate governance matters, the Governance and Contracts Committee:

            o Considers and makes recommendations to the Board as to the proper size of the Board, the desired skills, abilities and degree of diversity of Board's members, and term limits and/or retirement age for Directors;

            o Adopts procedures for identifying, recruiting and interviewing qualified candidates for the position of Independent Directors;

            o Recommends to the Board individuals to be nominated for election as Independent Directors;

            o Reviews the continuing qualification of existing Directors, including review of and reporting to the Board on the continuing independence of the Independent Directors;

            o     Recommends to the Board appointments to Board committees;

            o Reviews and makes recommendations regarding the Rule 17j-1 Code of Ethics for CFI and the advisers and subadvisers of each series of CFI established from time to time and the Code of Ethics for CFI's chief executive officer and senior financial officers;

            o Reviews and makes recommendations regarding CFI's privacy policy; and

            o Performs such other functions as from time to time may be assigned by the Board.

         The Committee has developed and adopted procedures for receiving from shareholders and considering nominations for Independent Directors. At any time that the Board of Directors determines to nominate candidates for appointment or election to the Board, the Corporate Governance and Contracts Committee of the Board (which generally is responsible for nominating candidates) will review and consider director nominees proposed by shareholder(s) if and only if the shareholder(s) making the recommendation beneficially own, in the aggregate, at least 10% of the issued and outstanding shares of common stock of the Fund (a "qualified shareholder"). In order to be considered for any specific appointment/election, the qualified shareholder(s) recommendation must be received no less than sixty days prior to the date on which the Corporate Governance and Contracts Committee makes its nomination(s). In order to be considered in proper form, a recommendation from a qualified shareholder must:
(i) identify the qualified shareholder by name and address; (ii) certify that the qualified shareholder meets the 10% beneficial ownership requirement; and
(iii) describe the candidate's qualifications and provide contact information sufficient for the Corporate Governance and Contracts Committee to contact the candidate for additional information. Recommendations must be presented to the Corporate Governance and Contracts Committee by first class U.S. mail addressed as follows:

                The Catholic Funds, Inc.
                Attention: Chairperson, Corporate Governance
                and Contracts Committee of the Board of Directors
                1100 West Wells Street
                Milwaukee, WI  53233

         In order to be eligible for consideration as a nominee, any candidate named in a timely submitted recommendation from a qualified shareholder must not be an "interested person" (as that term is defined in the Investment Company Act of 1940) of the Fund or of any investment adviser or distributor of the Fund, and otherwise must meet all criteria and qualifications established from time to time by the Corporate Governance and Contracts Committee. Within 30 days of a written request from the Corporate Governance and Contracts Committee, the candidate must submit to the Committee information reasonably requested by the Committee in order to allow it to assess the qualifications of the candidate and to determine that the candidate is not an "interested person." Failure to timely respond to such a request will disqualify the candidate. In considering any candidate recommended by a qualified shareholder, the Corporate Governance and Contracts Committee will apply the same standards as it applies to candidates recommended from other channels, but the Committee has sole discretion in determining whether to nominate a candidate recommended by Qualified Shareholder.

         The Governance and Contracts Committee also provides the Board with independent evaluations of the performance of the various service providers of CFI and the Fund in meeting their contractual obligations and the reasonableness of their fees in light of the scope and quality of the services they provide (assessed on the basis of prices available in the marketplace for similar services). In this regard, the Governance and Contracts Committee:

            o Periodically requests such information as it reasonably deems necessary to evaluate the terms of proposed new or amended or existing investment advisory and subadvisory agreements, and evaluates the information so furnished;

            o Periodically makes similar evaluations of any distribution agreements, distribution plans (Rule 12b-1 plans), shareholder servicing plans and similar plans and relationships dealing with the distribution of shares of each series of CFI established from time to time and/or maintaining shareholder relationships on a continuing basis;

            o Reviews the performance of the adviser, each subadviser, the distributor and their affiliates under their contracts with CFI; and

            o Recommends to the Board the continuing, modification or termination of the contracts.

         The Governance and Contracts Committee also is responsible for considering and making recommendations to the Board with respect to all matters where there may exist an actual or potential conflict between the interests of CFI's adviser, distributor, any subadviser or any of their affiliates on the one hand, and CFI or any series of CFI established from time to time on the other hand.

         The Governance and Contracts Committee met two times during the fiscal year ended September 30, 2005.

         DIRECTOR INVESTMENT IN THE FUND. The dollar range of equity securities beneficially owned by each director in The Catholic Equity Fund as of November 30, 2005, valued as of that date, is shown in the following table.

                                             DOLLAR RANGE OF EQUITY SECURITIES IN THE CATHOLIC EQUITY FUND
                                             -------------------------------------------------------------
Thomas A.  Bausch, PhD                                                      [UPDATE]
J. Michael Borden                                                           [UPDATE]
Daniel R. Doucette                                                          [UPDATE]
Conrad L. Sobczak                                                           [UPDATE]
Thomas Munninghoff                                                          [UPDATE]
Dan Steininger                                                              [UPDATE]
Allan Lorge                                                                 [UPDATE]
Amelia E. Macareno(1)                                         [INSERT RANGE, IF ANY]
Bernard E. Reidy(2)                                           [INSERT RANGE, IF ANY]

-----------------
(1)      Ms. Macareno became a director in August 2005.
(2)      Mr. Reidy became a director in August 2005.

         As of November 30, 2005, no Independent Director nor any immediate family member of an Independent Director beneficially owned any securities of Catholic Financial Services Corporation, of the subadviser or of any person controlling, controlled by or under common control with either of them.

         DIRECTOR FEES. Fees and expenses of the four Independent Directors consist of an annual retainer in the amount of $500 and $250 per Board meeting attended. Additionally, as a means of encouraging their investment in the Fund and thereby aligning their interests with shareholders, Directors and Officers of CFI may purchase Class A shares of the Fund without a front-end sales change. The annual compensation paid by CFI to each of the Directors is set forth in the table below. No compensation information is provided for Daniel J. Steininger and Allan G. Lorge because they are officers of Catholic Knights, the parent company of the Fund's adviser and distributor, and are compensated by Catholic Knights for their involvement with the Fund.

                                                          PENSION OR
                                                     RETIREMENT BENEFITS
    NAME OF PERSON AND             AGGREGATE          ACCRUED AS PART OF     ESTIMATED ANNUAL    TOTAL COMPENSATION
 POSITION WITH THE FUND        COMPENSATION FROM             FUND             BENEFITS UPON           FROM THE
         COMPLEX               THE FUND COMPLEX        COMPLEX EXPENSES         RETIREMENT          FUND COMPLEX
         -------               ----------------        ----------------         ----------          ------------
Thomas A.  Bausch, PhD              $1,500                   $-0-                  $-0-                $1,500
Director
J. Michael Borden,                  $1,000                   $-0-                  $-0-                $1,000
Director
Daniel R. Doucette,                 $1,250                   $-0-                  $-0-                $1,250
Director
Conrad L. Sobczak,                  $1,500                   $-0-                  $-0-                $1,500
Director
Thomas Munninghoff,                 $1,500                   $-0-                  $-0-                $1,500
Director
Amelia E. Macareno,(1)               $-0-                    $-0-                  $-0-                 $-0-
Director
Bernard E. Reidy,(2)                 $-0-                    $-0-                  $-0-                 $-0-
Director

-----------------
(1)      Ms. Macareno became a director in August 2005.
(2)      Mr. Reidy became a director in August 2005.

         CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SECURITIES. As of November 30, 2005 the four fraternal benefit societies that own Catholic Financial Services Corporation owned the percentages of The Catholic Equity Fund shown in the following table. Also shown are Fund holdings of all officers and directors of CFI as a group. Except as reflected in the table, as of November 30, 2005, no person known to CFI beneficially owned in excess of 5% of the shares of The Catholic Equity Fund or of any class of the Fund, no person was known to beneficially own a greater percent of the total outstanding shares of the Fund than Catholic Knights and its affiliates, and no person was known to beneficially own a greater percent of the outstanding Class I shares of the Fund than Catholic Knights. Because of its significant ownership of shares of the Fund, many items requiring the approval of shareholders of the Fund or of holders of Class I shares of the Fund voting separately can be determined based exclusively on the manner in which Catholic Knights and its affiliates cast their votes, including such things as election of directors and approval of investment advisory and subadvisory agreements, distribution agreements and Rule 12b-1 distribution plans.

         The ownership of Class C shares as of November 30, 2005 is indicated below. However, on February 1, 2006, Class C shares were liquidated. No information has been provided for Class D shares because Class D shares did not become available until February 2006. [UPDATE TABLE BELOW]

                                                                  THE CATHOLIC EQUITY FUND
                                                      PERCENT OF OUTSTANDING SHARES BENEFICIALLY OWNED
                                       -------------------------------------------------------------------------------
                                            CLASS A             CLASS C             CLASS I              TOTAL
                                            -------             -------             -------              -----
Catholic Knights                               --                  --                _____%              _____%
1100 W. Wells St.
Milwaukee, WI 53233-2332

Catholic Order of Foresters                    --                  --                _____%              _____%
Attn: Greg Temple
355 Shuman Blvd.
Naperville, IL 60563-8494

Marshall & Ilsley Trust Co.                    --                  --                _____%              _____%
FBO Catholic Knights Home Office
Employees Pension Plan Trust
#910209006
1000 N. Water St., Fl 14
Milwaukee, WI  53202-6648

M&I Trust FBO Catholic Knights                 --                  --                _____%              _____%
Agent Pension Plan
P.O. Box 2977
Milwaukee, WI  53201-2977

OTHER ENTITIES

Campbell Lodge Boys                                                                  _____%              _____%
Home Foundation
231 Scott Street
Covington, KY  41011-1557

St. Francis Seminary                           --                  --                _____%              _____%
3259 S. Lake Dr.
Milwaukee, WI  53235-3702

US Bank NA as Custodian for                    --                _____%                  --              _____%
Richard G. Bloomfield IRA Rollover
1811 Superior Blvd.
Wyandotta, MI  48192-4822

Branch Banking and Trust                     _____%                --                    --              _____%
Shareholder Omnibus Account
300 E. Wendover Ave.
Suite 100
Greensboro, NC 27401-1221

Officers and Directors of CFI (as a          _____%                --                    --               ____%
group - ten persons)*

-----------------------
* No Officer or Director owned individually more than 1% of the outstanding shares of The Catholic Equity Fund.

         As reflected in the Director and Officer biographical table included at the beginning of this section captioned "Management - Directors and Officers," certain officers of CFSC also serve as officers of Catholic Knights and other of its affiliates. Likewise, some individual officers of Ziegler Capital Management, LLC, the Fund's subadviser, also are officers of B.C. Ziegler and Company and other of its affiliates, and/or serve as portfolio managers for investment companies and separately managed accounts and provide investment advisory services in those capacities.

         MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS. No Independent Director of CFI or any immediate family member of an Independent Director has had, during the two most recently completed calendar years, a direct or indirect interest in CFSC or Ziegler Capital Management, LLC ("ZCM"), the subadviser for The Catholic Equity Fund, or in any person directly or indirectly controlling, controlled by or under common control with CFSC or ZCM exceeding $60,000. In addition, no Independent Director of CFI or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was CFI, an officer of CFI, an investment company or an officer of any investment company having CFSC or ZCM as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with CFSC or ZCM (a "Associated Person"). No Independent Director of CFI or a member of the immediate family of an Independent Director has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $60,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

         CODES OF ETHICS. Rule 17j-1 under Section 17(j) of the Investment Company Act of 1940 makes it illegal for any Associated Person, who has knowledge of portfolio securities trades that The Catholic Equity Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect against such conduct, CFI, CFSC and ZCM have adopted Codes of Ethics in accordance with requirements established under Rule 17j-1 of the Investment Company Act of 1940. The Codes of Ethics do not prohibit Associated Persons who have knowledge of the Fund's portfolio securities trades from investing in the same securities; however, the Codes of Ethics established timeframes, prior approval procedures and/or reporting requirements designed to assure that Associated Persons who have such knowledge cannot use that information in a manner which is detrimental to the Fund's shareholders and which benefits the Associated Person who acquires that knowledge.

         PROXY VOTING POLICY. CFI has adopted policies with respect to voting of portfolio securities on matters submitted to a vote of persons holding those securities. These proxy voting policies establish guidelines and procedures to be used by CFI and CFSC in determining how to vote portfolio securities held by The Catholic Equity Fund. A copy of CFI's proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling CFI's toll-free number (1-877-222-2402), through CFI's website (http://www.catholicfunds.com), and on the SEC's website (http://www.sec.gov).

         THE INVESTMENT ADVISERS. The Catholic Equity Fund is managed by CFSC pursuant to an Investment Advisory Agreement. Ziegler Capital Management, LLC has been engaged as subadviser to manage the assets of The Catholic Equity Fund. Basic information about CFSC and the Advisory Agreement and about Ziegler Capital Management, LLC is set forth in the Prospectus under "Management."

         The Advisory Agreement requires CFSC, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the adviser under the Investment Advisory Agreement, the subadviser under the Subadvisory Agreement, or by the distributor under the Distribution Agreement are paid by the Fund.

         The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for obligations and duties under the Subadvisory Agreement, the subadviser is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder.

         During the past three fiscal years, CFSC received advisory fees from The Catholic Equity Fund in the amounts shown in the table below. Until the close of business on January 31, 2006, Mellon Equity Associates, LLP ("Mellon") served as subadviser to the Fund pursuant to a Subadvisory Agreement with the Fund. Out of the advisory fee received by CFSC, CFSC paid Mellon, the Fund's previous subadviser, the fees shown in the table for the subadvisory services provided to the Fund.

                                                                      FOR THE YEAR ENDED
                                                                        SEPTEMBER 30,
                                                   2005                   2004                      2003
                                                   ----                   ----                      ----
Advisory Fee Paid by the Fund to CFSC
(after reimbursement)                            $185,499               $152,593                   $93,402

Subadvisory Fee Paid by CFSC to Mellon
out of CFSC's Advisory Fee                       $44,521                $ 36,641                   $22,416

         On November 8, 2005, the Governance and Contracts Committee of the Board of Directors met to consider the approval of the Fund's new Subadvisory Agreement with ZCM. The Committee reviewed the following materials in connection with its deliberations:

            o A summary of the Fund's performance and the reasons for the Fund's lack of success, and a summary of the proposed investment objective and strategy to be used by the subadviser;

            o A report on the due diligence performed on the proposed subadviser;

            o A report regarding the backtesting performed on the proposed investment objective and strategy and a line graph comparing cumulative returns of the proposed investment objective and strategy versus the S&P 500 for the past ten years;

            o The proposed Subadvisory Agreement, Selected Dealer Agreement and 12b-1 Agreement; and

            o A memorandum from the Fund's outside legal counsel summarizing the duties of independent directors when considering approval of investment advisory contracts.

         At the Board meeting held on November 15, 2005, the Governance and Contracts Committee presented to the full Board the materials and information it had reviewed in connection with its deliberations, and reported to the full Board the factors considered by the Committee and the conclusions reached with respect to those factors. The Committee reported that, based on the information it reviewed, the factors it considered and the deliberations it undertook, the Committee was recommending approval of the Subadvisory Agreement to the full Board. Based on the Committee's recommendations and the deliberations of the full Board, the Board of Directors, including all of the Independent Directors, approved the Subadvisory Agreement with ZCM. In approving this matter, the Board of Directors considered the following factors, among others:

            o     The scope and quality of services provided ZCM.

            o The breadth of ZCM's experience in managing investments, particularly its experience in actively managing funds that utilize "optimization" and "enhancement" objectives and strategies, and ZCM's historic investment performance on investment products which seek to enhance the return of an Index.

            o The experience, quality and integrity of the personnel who would be directly responsible for managing the Fund's assets and providing related services.

            o ZCM's financial strength and backing to support its provision of the services and its fulfillment of its duties and obligations described in the subadvisory agreement.

            o ZCM's commitment to the Catholic Funds and to developing a long-term relationship with the Fund.

            o The affinity that the subadvisory relationship with ZCM potentially can create between the Fund and clients of B.C. Ziegler, an affiliate of ZCM, and B.C. Ziegler's network of financial intermediaries that could assist with distribution of Fund shares, and the prospect that such an affinity offers for the Fund to attract assets and investments from those contacts and their clients, thereby increasing the prospects for growth in the Fund's assets. The benefits ZCM and B.C. Ziegler could potentially obtain as a result of such a relationship.

            o The management fees paid by the Fund as compared to traditional S&P 500 Index funds. The Board acknowledged that the expense ratio of the Fund is higher than the median for S&P 500 Index funds generally, however the Board determined that the expense ratio of the Fund is reasonable given its small size and given the increased resources, skill, experience, time and effort that would be required to manage the Fund's assets under the new optimization and enhancement strategy.

            o The Board also favorably considered CFSC's commitment to reimburse expenses and waive fees as necessary to limit the Fund's annual operating expenses for Class A, Class D and Class I shares to 1.00%, 1.75% and 0.60%, respectively, of average daily net assets.

         THE PORTFOLIO MANAGERS. Information regarding the other accounts managed by, the compensation received by and the Fund shares owned by each portfolio manager who is identified in the Prospectus as being responsible for the day-to-day management of the Fund is listed below.

         Other Accounts Managed by the Portfolio Managers of the Fund. Donald Nesbitt and Brian Andrew serve as portfolio managers for the Fund and are employed by the subadviser. In addition to managing the Fund, these portfolio managers as a team manage multiple mutual fund series of the North Track Funds, Inc. and the investments of separate clients of the subadviser. As of August 31, 2005, the number of separately managed accounts managed by these portfolio managers was 509, representing total assets of $1,288.4 million. These portfolio managers, as a team, manage six series of the North Track Funds, Inc., which as of August 31, 2005 had assets of $967.9 million. Mr. Andrew manages, along with other portfolio managers of the North Track Funds, Inc., two additional series of the North Track Funds, Inc., which have assets of $344.4 million. These portfolio managers do not represent any other pooled investment vehicles. None of the accounts managed by these portfolio managers is charged an advisory fee based on the performance of the account.

         Many, but not all, of the accounts and mutual fund series managed by Mr. Nesbitt and Mr. Andrew have investment strategies similar to those employed for the Fund. Possible material conflicts of interest arising from these portfolio managers' management of the investments of the Fund, on the one hand, and the investments of other accounts and mutual fund series, on the other hand, include the portfolio managers' allocation of sufficient time, energy and resources to managing the investments of the Fund in light of their responsibilities with respect to numerous other accounts and mutual fund series, particularly accounts and series that have different strategies from those of the Fund; the fact that the fees payable to the subadviser for managing the Fund maybe less than the fees payable to the subadviser for managing other accounts and mutual fund series, potentially motivating the portfolio managers to spend more time on managing the other accounts and mutual fund series; the proper allocation of investment opportunities that are appropriate for the Fund, other accounts and mutual fund series; and the proper allocation of aggregated purchase and sale orders for the Fund, other accounts and mutual fund series. Despite these potential conflicts, the subadviser believes that the management of the other accounts and mutual fund series by the portfolio managers will not be detrimental to the interests of the Fund or its shareholders.

         Portfolio Managers' Compensation. Portfolio managers receive a base salary plus incentive compensation. The base salary and incentive compensation levels are tied to the portfolio manager's grade level. Each portfolio manager is assigned a grade level at the beginning of each year. The grade level is primarily based on the portfolio manager's relevant experience.

         The incentive compensation generally ranges from 15% to 100% of the portfolio manager's base pay depending on the portfolio manager's grade level. The amount of incentive compensation potentially available to a portfolio manager is a function of the subadviser's annual return on equity compared to its peer group and the asset management division's achievement of its profit goal for the year. Thus, if the subadviser's annual return on equity matches its peer group and the asset management division achieves its annual profit goal, a portfolio manager will be eligible to receive his applicable incentive compensation percentage. The actual amount of incentive compensation payable to a portfolio manager is then determined by comparing the performance of the portfolios/accounts managed by the portfolio manager to their benchmark indices over one-, two- and three-year periods, with 50% of the incentive compensation tied to the performance over the one-year period and 25% tied to the performance over each of the two- and three-year periods.

         Portfolio Manager Ownership of Fund Shares. The dollar range of equity securities beneficially owned by each portfolio manager as of November 30, 2005, valued as of that date, is shown in the following table.

                                             DOLLAR RANGE OF EQUITY SECURITIES IN THE CATHOLIC EQUITY FUND
                                             -------------------------------------------------------------
Donald Nesbitt                                                                  None
Brian Andrew                                                                    None

DETERMINATION OF NET ASSET VALUE PER SHARE

         The Catholic Equity Fund's shares are sold at their next determined net asset value per share, plus any applicable sales charge. The Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

Class A Shares

         The Catholic Equity Fund offers Class A shares. Any retail investor may purchase Class A shares. The public offering price of Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. The maximum front-end sales charge is 5.00% of the offering price (5.26% of the NAV).

         The front-end sales charge on Class A shares of The Catholic Equity Fund may be reduced or waived on certain purchases or under certain circumstances. If you are eligible for a reduction, you must notify us or your Registered Representative at the time you purchase shares. See "How to Invest - Reducing Your Sales Charge on Class A Shares" in the Prospectus.

Class D Shares

         Any retail investor may purchase Class D shares of The Catholic Equity Fund. Class D shares have no front-end sales charge. However, Class D shares carry a 1% contingent deferred sales charge for 18 months after the date of purchase. In addition, there is a minimum investment amount of $1,000 for Class D shares. See "How to Invest - Purchasing Class D Shares of The Catholic Equity Fund" in the Prospectus.

Class I Shares

         Eligible institutions may purchase Class I shares of The Catholic Equity Fund. Class I shares have no front-end sales charge, but have a 0.35% contingent deferred sales charge for one year after the date of purchase. The minimum initial purchase for Class I shares in The Catholic Equity Fund is $2,000,000. Additional purchases of Class I shares must be for at least $1,000. The minimum purchase amount necessary to open or add to an account may be waived. For a description of institutions that qualify to purchase Class I shares, and for other information about purchasing Class I shares, please refer to the section of the Prospectus captioned "How to Invest - Purchasing Class I Shares of The Catholic Equity Fund."

         The next determined net asset value per share will be calculated as of the close of regular trading on the New York Stock Exchange at least once every weekday, Monday through Friday, except on (i) customary national business holidays which result in the closing of the New York Stock Exchange which are New Year's Day, Martin Luther King, Jr., Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas;
(ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities. Equity portfolio securities traded in the NASDAQ National Market System for which the last sale price on the day of valuation is available from NASDAQ and falls within the range of the latest bid and ask quotations is valued at that price. If the last quoted sales price of a NASDAQ National Market System equity security falls below that range, then it is valued at the latest bid quotation, and, if it falls above that range, then it is valued at the latest ask quotation. Equity portfolio securities which are traded on other national stock exchanges are valued at the last sale price at the close of the exchange or, lacking any sales, at the latest bid price. All other equity securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

         Securities and other assets for which quotations are not readily available will be valued at their fair market value as determined by the Board of Directors. (See "Other Share and Shareholder Information - Share Price Calculation" in the Prospectus.)

DISTRIBUTION OF SHARES

         CFSC, the Fund's investment adviser, also acts as distributor of the shares of The Catholic Equity Fund. CFSC has agreed to use its "best-efforts" to distribute the Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Fund is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 30 days' written notice by either party. Under the Agreement, CFSC will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by CFSC in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by CFSC in connection with the offering of the shares.

         The Prospectus identifies a number of groups that do not pay a front-end sales charge on their purchase of Class A shares of The Catholic Equity Fund (refer to the section of the Prospectus captioned "How to Invest - Purchasing Class A shares - Reducing Your Sales Charge on Class A Shares").

         For the fiscal years ended September 30, 2003, 2004 and 2005, CSFC earned commissions on sales of Class A shares of The Catholic Equity Fund of $13,486, $44,198 and $35,660, respectively. CFSC received no commissions from contingent deferred sales charges for Class D shares during any of these periods.

         Brokers who enter into a selling agreement with CFSC for the sale of Fund shares receive a reallowance from CSFC out of the front-end sales charge it receives on sales of Class A shares of The Catholic Equity Fund. The reallowance is equal to the percentages of the offering price of such shares reflected in the following table.

                                                       DEALER REALLOWANCE
                                                       ------------------
Less than $25,000                                             4.25%
$25,000 but less than $50,000                                 4.00%
$50,000 but less than $100,000                                3.25%
$100,000 but less than $250,000                               2.50%
$250,000 but less than $500,000                               1.50%
$500,000 but less than $1,000,000                             0.80%
$1,000,000 and up                                            0.50%(1)

------------------------------
(1) Because investments of $1,000,000 or more are not subject to a front-end sales charge, this 50 basis points (0.50%) fee paid to selling brokers is paid by CFSC from it own resources. This fee is available to all brokers for each sale of $1,000,000 or more that they make. Because such fee is paid by CFSC out of its own resources, it will not reduce the amount of your investment in the Fund.

         In addition, CFSC may pay an additional commission to participating dealers and participating financial institutions acting as agents for their customers in an amount up to any difference between the sales charge and the selected dealer reallowance with respect to the shares sold. CFSC may offer additional compensation in the form of trips, merchandise or entertainment as sales incentives to participating dealers. CFSC's sales representatives may not qualify to participate in some of these incentive compensation programs, and CFSC may offer similar incentive compensation programs in which only its own sales representatives qualify to participate. CFSC also may from time to time pay an additional concession to a participating dealer which employs a registered representative who sells, during a specified period, a minimum dollar amount of shares, or may pay an additional concession to participating dealers on such terms and conditions as CFSC determines. In no event will such additional concession paid by CFSC to a participating dealer exceed the difference between the sales charge and the selected dealer reallowance in respect of shares sold by the qualifying registered representative of that dealer. Participating dealers who receive a concession may be deemed to be "underwriters" in connection with sales by them of such shares and in that capacity they may be subject to the applicable provisions of the Securities Act of 1933.

         Pursuant to a Select Dealer Agreement that CFSC has entered into with B.C. Ziegler and Company ("BCZ"), CFSC pays, from its own resources, to BCZ an additional "finder's fee" of 25 basis points (0.25%) of the amount invested for sales of any Class A shares. However, for any investments of $1,000,000 or more of A shares that are redeemed within one year of purchase, BCZ must return the finder's fee to CFSC. With regard to sales of D shares, CFSC has entered into a Selected Dealer Agreement with BCZ pursuant to which CFSC pays, from its own resources, to BCZ an additional finder's fee of 25 basis points (0.25%) of the amount invested, and for I shares, CFSC pays, from its own resources, to BCZ an additional finder's fee of 15 basis points (0.15%) of the amount invested for sales of $2,000,000 to $5,000,000 of Class I shares and a finder's fee of 10 basis points (0.10%) of the amount invested for sales of Class I shares over $5,000,000.

         Finally, CSFC may pay out of its own funds a commission to its own registered representatives or to brokers who assist in the sale of Class D and Class I shares of The Catholic Equity Fund of up to 50 basis points (0.50%) of the amount invested for Class D shares and up to thirty-five basis points (0.35%) of the amount invested for Class I shares. Because any such commission is paid by CFSC out of its funds, it will not reduce the amount of your investment in the Fund.

DISTRIBUTION PLAN

         The Catholic Equity Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act. Under the Plan, the adviser provides the Directors after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

         The Plan may be terminated by vote of a majority of the Independent Directors who are not interested persons, or by vote of the majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Independent Directors is committed to the discretion of the Independent Directors.

         The Distribution Plan may be terminated by the adviser at any time on 60 days' written notice without payment of any penalty by the adviser, or by vote of a majority of the outstanding voting securities of the Fund or of a majority of the Independent Directors without payment of any penalty by the Fund.

         The Plan will continue in effect for successive one-year periods, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Independent Directors. The last renewal occurred on January 21, 2004.

Class A Shares

         The maximum amount of fees payable under the Distribution Plan during any year with respect to Class A shares of The Catholic Equity Fund is twenty-five basis points (0.25%) of the average daily net assets of the Fund which are attributable to its Class A shares.

Class D Shares

         The fee payable under the Distribution Plan during any year with respect to Class D shares of The Catholic Equity Fund is one hundred basis points (1.00%) of the average daily net assets of the Fund which are attributable to its Class D shares. This fee is compensatory in nature, meaning The Catholic Equity Fund pays that amount to the distributor regardless of the level of distribution expenses and shareholder servicing costs that the distributor incurs with respect to the Class D shares.

Class I Shares

         Class I shares have no fees payable under the Distribution Plan.

12b-1 Fees Paid By The Catholic Equity Fund

         The table below shows 12b-1 fees received by CFSC from The Catholic Equity Fund, and also shows how CFSC used those fees for the fiscal years ended September 30, 2003, 2004 and 2005.

                                FOR THE FISCAL YEAR ENDED   FOR THE FISCAL YEAR ENDED   FOR THE FISCAL YEAR ENDED
                                  SEPTEMBER 30, 2003(2)       SEPTEMBER 30, 2004(2)       SEPTEMBER 30, 2005(2)
                                  ------------------          ------------------          ------------------
                                         CLASS A                      CLASS A                    CLASS A
                                         SHARES                       SHARES                     SHARES
                                         ------                       ------                     ------
Total 12b-1 Fees(1)                       $9,074                      $15,034                    $19,730
Paid to selling brokers                     --                         $2,794                     $4,302
Paid to CFSC sales personnel              $6,707                       $5,889                     $9,368
Paid by CFSC for:
    Advertising and Sales                $27,574                     $109,722                   $20,209
    Literature
    Printing and Mailing of                $820                        $1,326                      $538
    Prospectus and
    Semi-Annual Reports to
    Other Than Current
    Shareholders

---------------------
(1) As the table demonstrates, reimbursable expenses incurred and paid by CFSC for distribution and shareholder servicing on Class A shares exceeded the 12b-1 fees paid by the Fund. CFSC bore the excess out of its own resources.

(2) No information is provided for Class D shares because Class D shares did not become available until February 2006.

LETTERS OF INTENT

         A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the distributor of the intention to purchase shares of the Fund during a 13-month period (the "Letter of Intent period") which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of the Fund, will equal or exceed the amount specified in the Letter. For this purpose, the purchaser may aggregate all classes of shares that he or she holds. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of The Catholic Equity Fund that apply under the Right of Accumulation to current purchases of shares. Each purchase under the Letter will be made at the public offering price applicable to a single lump- sum purchase of shares in the intended purchase amount. In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor will pay the additional amount of sales charge applicable to such purchases. Shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent.

REGULATED INVESTMENT COMPANY STATUS

         As a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), the Fund is not subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as capital gains from property held for more than one year will be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes. To qualify as a RIC, the Code requires that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government Securities, the securities of other regulated investment companies, and other securities, with such securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of Fund's total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of the Fund's total assets be invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or related trades or businesses.

         The Fund seeks to qualify for treatment as a RIC under the Code. Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized long and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, the Fund generally must distribute annually at least 98% of its income, including its net long-term capital gains as calculated on a calendar year basis as defined by the Code. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

         In the event of a failure by the Fund to qualify as a RIC, the Fund would be subject to Federal income taxes on its taxable income and the Fund's distributions, to the extent that such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

         If the Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to qualify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to qualify as a RIC. A similar rule may apply if the Fund initially qualifies as a RIC, then fails to qualify for more than one taxable year, and subsequently requalifies as a RIC.

         If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

DESCRIPTION OF SHARES

         Shares of CFI, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. All shares have identical dividend, liquidation and other rights. Shares of CFI have no preemptive, subscription or conversion rights and are freely transferable.

         In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by U.S. Bancorp Fund Services, LLC (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

         Shareholders have the right to vote on the election of Directors at each meeting of shareholders at which Directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of CFI. CFI's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contacts. Shareholders of each series of a series company, such as CFI, vote together with each share of each series of the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required. The same rules govern the separate or joint voting of Classes of shares within a series.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Investment Advisory Agreements and the Subadvisory Agreement (referred to hereinafter in this section as the "Advisory Agreements"), the adviser and subadviser (hereinafter referred to in this section as the "advisers") have the authority to direct the placement of orders for the purchase and sale of the Fund's portfolio securities.

         The cost of securities transactions for the Fund will consist primarily of brokerage commissions or dealer or underwriter spreads.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sellers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, the advisers seek the best combination of price and execution.

         In determining which brokers provide best execution, the advisers look primarily to the stock price quoted by the broker, and normally places orders with the broker through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to the Fund, the advisers will consider all factors they deem relevant, including the breadth or the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Sales of Fund shares will not be considered as a factor in the allocation of brokerage business.

         Assuming equal execution capabilities, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The advisers may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Funds' net asset values, and other information provided to the Funds, to the adviser (or their affiliates). The advisers may also cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The advisers must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the advisers exercise investment discretion. It is possible that certain of the services received by the advisers attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the advisers.

         The following table sets forth the aggregate brokerage commissions paid by the Fund for the past three fiscal years:

                     BROKERAGE COMMISSIONS PAID BY THE FUNDS

                                                                      FOR THE YEARS ENDED SEPTEMBER 30,
                                                         ------------------------------------------------------------
                                                                 2005               2004                2003
                                                                 ----               ----                ----
The Catholic Equity Fund                                        $2,374             $1,835              $6,058

         During the past three fiscal years, the Fund did not pay any brokerage commissions to any affiliated persons of the Fund, the adviser or the distributor, or to any affiliates of such affiliated persons.

         The following table sets forth, for the fiscal year ended September 30, 2005, the aggregate amount of portfolio securities transactions executed for the Fund by broker-dealers who provided research services to the Fund or with which the Fund had directed brokerage arrangements, and the commissions paid to such broker-dealers.

                                  AGGREGATE DIRECTED PORTFOLIO TRANSACTIONS                BROKERAGE COMMISSIONS
                                  -----------------------------------------                ---------------------
The Catholic Equity Fund                        $___________                                     $_________

         As of September 30, 2005, the Fund did not own any securities of its "regular broker-dealer" (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

         Because the Fund structures its investment portfolio by selecting only a portion of the stocks included in the S&P 500 Index and applies its sanctity of life exclusionary screen to the portfolio, the composition of the portfolio is material, non-public information of the Fund. To protect against misuse of information regarding the portfolio holdings, as a matter of policy the Fund limits disclosure of the composition of its investment portfolio. Consistent with this policy, the Fund's administrative agent delivers quarterly portfolio holdings reports between the fifth and tenth business day of the month following each calendar quarter to various rating and ranking organizations that have agreed to keep the information confidential, including organizations such as Lipper, Morningstar, S&P and Bloomberg, among others. Information about the Fund's portfolio holdings also is made available by the adviser to the Fund's distributor, Transfer Agent, Custodian and independent auditors and other service providers to the extent necessary to enable them to carry out their responsibilities to the Fund. Each of them is subject either to contractual obligations or professional rules of conduct requiring them to maintain the information in confidence. Neither the Fund, the adviser, or any other party receives any compensation or other consideration in connection with these permitted disclosures of the Fund's portfolio holdings.

         The Fund also files with the SEC a complete schedule of the Fund's portfolio holdings for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. These forms are generally filed within 60 days following the end of the relevant fiscal quarter. These forms are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

PAYMENTS "IN KIND"

         Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method that the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

ACCOUNTING, FULFILLMENT, CUSTODIAN AND TRANSFER AGENT SERVICES

         U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provides fund accounting, fulfillment, custodian and transfer agent services to each of the Funds.

         U.S. Bancorp provides fund accounting services pursuant to the terms of a Fund Accounting Servicing Agreement. The annual fee for these services for The Catholic Equity Fund is $39,000 plus 0.0125 of 1% of average daily net assets from $100 million to $300 million, plus 0.0075 of 1% of average daily net assets over $300 million. The Fund Accounting Servicing Agreement continues in effect from year to year unless terminated by either party.

         Under a Fulfillment Servicing Agreement, U.S. Bancorp is entitled to a fee based on the volume of transactions. The Fund pays a minimum monthly fee of $100.

         U.S. Bancorp serves as the custodian of the Fund's assets, pursuant to a Custodian Servicing Agreement. The Custodian Servicing Agreement provides that U.S. Bancorp is entitled to receive an annual fee set at 0.02 of 1% on market value. U.S. Bancorp is entitled to receive a minimum annual fee of $3,000 from the Fund.

         U.S. Bancorp provides transfer agent and dividend disbursing services to the Fund pursuant to the terms of a Transfer Agent Servicing Agreement. Under the terms of the Transfer Agent Servicing Agreement, U.S. Bancorp receives an annual fee from the Fund at the rate of $28,000 and at the rate of $10,000 for each additional class of shares, plus 0.01 of 1% on average daily net assets. U.S. Bancorp is also entitled to reimbursement for all out of pocket expenses incurred in providing such services. The Transfer Agent Servicing Agreement will continue in effect until terminated, and may be terminated by either party without cause on ninety (90) days' prior written notice.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The financial statements and financial highlights of the Fund as of and for the year ended September 30, 2005 incorporated by reference in this Statement of Additional Information and elsewhere in the registration statement have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as indicated in its report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

         Quarles & Brady LLP, as counsel to CFI, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Prospectus.

FINANCIAL STATEMENTS

         The following audited financial statements and related footnotes of The Catholic Equity Fund (which includes its predecessor in interest, The Catholic Disciplined Capital Fund, for periods prior to April 3, 2002) and the Report of the Independent Registered Public Accounting Firm thereon are incorporated herein by reference from The Catholic Funds' Annual Report to Shareholders dated September 30, 2005:

         1.    Statement of Assets and Liabilities as of September 30, 2005.

         2.    Statement of Operations for the year ended September 30, 2005.

         3. Statements of Changes in Net Assets for the years ended September 30, 2005 and 2004.

         4.    Schedule of Investments as of September 30, 2005.

         5.    Financial Highlights.

         6.    Notes to Financial Statements.

         A copy of the Annual Report dated September 30, 2005 may be obtained free of charge by writing or calling the Funds, 1100 West Wells Street, Milwaukee, Wisconsin 53233, telephone: 1-877-222-2402.

                            THE CATHOLIC FUNDS, INC.
               PROXY VOTING PRINCIPLES, PROCEDURES AND GUIDELINES
                            (LAST REVISED APRIL 2005)

                                    OVERVIEW

PRINCIPLES--For its funds that own securities (currently only the Catholic Equity Fund), the Catholic Funds, Inc. (the "Funds") applies three principles in implementing its proxy-voting program:

         1. If a vote raises material concerns regarding a company's compliance with the Catholic Values discussed below, the Funds will vote to enhance that compliance. We believe that in the long run implementing those Catholic Values will well serve the company's financial and investment performance.

         2. If a vote pertains to other social or global implications and the Funds do not have the expertise to evaluate those implications or the financial or investment implications for the company, the Funds will generally abstain.

         3. On other issues, the Funds will generally vote so as to best achieve the particular mutual fund's investment objectives.

CATHOLIC VALUES--The Catholic Values referred to above are those that pertain to the value of human dignity, particularly in the workplace. This focus accords with Catholic social teaching exemplified in this passage from the U.S. Catholic bishops' 1986 pastoral letter "Economic Justice for All:"

         The basis for all that the Church believes about the moral dimensions of economic life is its vision of the transcendent worth--the sacredness--of human beings. The dignity of the human person realized in community with others is a criterion against which all aspects of economic life must be measured . . .. Wherever our economic arrangements fail to conform with the demands of human dignity lived in community, they must be questioned and transformed.

Inspired by that vision, the Fund will work principally to achieve three goals. We believe that any company that strives to achieve these goals will both put the proper value on human dignity and enhance the company's performance.

         FAIR TREATMENT OF EMPLOYEES--Taught by Catholic social teaching, we will support efforts to ensure that companies pay at least a living wage, provide workplace conditions and hours of work that allow for human dignity and development, and enable employees at all levels to share financially in the success of the company.

         FAIR BUT NOT EXCESSIVE COMPENSATION OF MANAGEMENT--We believe that employees' human dignity and a company's performance are both at risk in companies that pay management excessive compensation. In bad times, management should begin reducing their own compensation before eliminating rank-and-file-jobs, and in good times management should not reward itself excessively for the success that is attributable to all of the workers.

         EFFECTIVE BOARD OVERSIGHT--The board of directors should serve as a company's conscience and strive to see that the two previous goals are met. The Fund will advocate for substantially independent boards, fully independent nominating and compensation committees, reasonable director compensation, and other measures to enhance board effectiveness in preserving human dignity throughout the corporation.

                      TRANSLATING THE PRINCIPLES INTO VOTES

VOTING GENERALLY-- The Funds delegates its proxy voting decisions to the Funds' distributor and investment adviser, Catholic Financial Services Corporation. (the "Adviser"). The Adviser has created an Advocacy Group that decides by consensus how to vote on each proposal. They are to be guided by the set of proxy voting guidelines reproduced as an Appendix to this document. The guidelines are not intended to be hard and fast rules. Rather, each matter on which the Funds are entitled to vote will be considered on a case-by-case basis. Votes will be cast in a manner believed in good faith to carryout the principles discussed above. The Funds may publish a summary of the Appendix guidelines for ease of review and use.

CONFLICTS OF INTEREST-- Proxies of the Funds may be solicited by a company at times in which the Adviser or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, the Adviser or an affiliate of the Adviser may manage the assets of a pension plan of the subject company. Personal relationships may also exist between a representative of the Adviser and a representative of the company. By the same token a conflict of interest may be present between the Adviser or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote. Under these circumstances the Adviser may be inclined to vote in a certain way to avoid possible damage to the Adviser's (or affiliate's) relationship or potential relationship, which could be inconsistent with the Adviser's responsibility to the Funds and their shareholders. Whenever any member of the Adviser's Advocacy Group perceives that a vote may involve such a conflict of interest, the Adviser will refer the issue to those directors of the Funds who are not "interested persons" of the Advisor. The Adviser will cast the vote as directed by the majority-vote decision of those directors.

AMENDMENT--These Proxy Voting Principles, Procedures and Guidelines may be amended by a majority vote of the Funds' Board of Directors that must include a majority of the directors who are not "interested persons" of the Adviser. If, between Board meetings, the Adviser's Advocacy Group case-by-case consideration of each vote leads it to conclude that revision of a guideline would better carry out the principles, it will notify the Board of the proposed change and may vote as if the guideline had been revised until the Board either revises the guideline or directs the Advocacy Group on how to vote on that type of issue.

MANAGEMENT PROPOSALS

1.  DIRECTOR-RELATED ISSUES

A corporation's board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation's business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as guardians of shareholders' interests.

The role and responsibilities of directors has been the subject of much discussion and debate over the past decade. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations about corporate boards. The press has hounded bad boards, and institutional investors have used their power to force changes as well. Corporate America has responded, embracing in principle many of the reforms championed by its critics.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board's most important responsibility is to ensure that the corporation is managed in shareholders' best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, and local communities.

The board's principal functions are widely agreed to consist of the following:

      o To select, evaluate, and if necessary replace the chief executive officer

      o     To review and approve major strategies and financial objectives

      o     To advise management on significant issues

      o To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law

      o To nominate directors and otherwise ensure that the board functions effectively

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board's work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation's shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure and composition of the board.

The Catholic Funds classifies directors as either inside directors, affiliated directors, or independent directors. The following chart outlines the requirements for the various classifications:

--------------------------------------------------------------------------------
                                     DIRECTOR CATEGORIZATION CHART
--------------------------------------------------------------------------------
INSIDE DIRECTOR:           o        employee of the company or its affiliates
--------------------------------------------------------------------------------
                           o        non-employee officer of the company if
                                    he/she is among the five most highly
                                    compensated individuals
--------------------------------------------------------------------------------
                           o        listed as a Section 16 officer in the 10-K
                                    or proxy statement(1)
--------------------------------------------------------------------------------
                           o        interim CEO
--------------------------------------------------------------------------------
                           o        beneficial ownership of more than 50% of the
                                    company's voting power (this may be
                                    aggregated if voting power is distributed
                                    among more than one member of a defined
                                    group; e.g. members of a family beneficially
                                    own less than 50% individually, but combined
                                    own more than 50%)
--------------------------------------------------------------------------------
AFFILIATED DIRECTOR:       o        former executive employee of company or its
                                    affiliates
--------------------------------------------------------------------------------
                           o        former interim CEO if the service was longer
                                    than one year or if the service was between
                                    six months and a year and the compensation
                                    was high relative to that of the other
                                    directors (5x their pay) or in line with a
                                    CEO's compensation
--------------------------------------------------------------------------------
                           o        former executive of an acquired firm, within
                                    the past five years
--------------------------------------------------------------------------------
                           o        executive of a former parent firm or
                                    affiliate at the time the company was sold
                                    or split off from the parent/affiliate
--------------------------------------------------------------------------------
                           o        executive, former executive, general or
                                    limited partner of a joint venture or
                                    partnership with the company
--------------------------------------------------------------------------------
                           o        relative of current employee of company or
                                    its affiliates(2)
--------------------------------------------------------------------------------
                           o        relative of former executive of company or
                                    its affiliates within the last five years
--------------------------------------------------------------------------------
                           o        currently provides (or a family member
                                    provides) professional services to company
                                    or its affiliates or to its officers
--------------------------------------------------------------------------------

---------------------------
(1) "Executives" (Officers subject to Section 16 of the Securities and Exchange Act pf 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, any vice president in charge of a principal business unit, division, or function, and any other officer who performs policy making functions). Corporate secretaries and general counsels not listed as officers and not employed by the company will be considered AO's. "Affiliate" includes a subsidiary, sibling company, or parent company.

(2) "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

--------------------------------------------------------------------------------
                           o        employed by (or a family member is employed
                                    by) a significant customer or supplier(3)
--------------------------------------------------------------------------------
                           o        has (or a family member has) any
                                    transactional relationship with company or
                                    its affiliates excluding investments in the
                                    company through a private placement
--------------------------------------------------------------------------------
                           o        has a contractual/guaranteed board seat and
                                    is party to a voting agreement to vote in
                                    line with management on proposals being
                                    brought to shareholders
--------------------------------------------------------------------------------
                           o        has (or a family member has) interlocking
                                    relationships as defined by the SEC
                                    involving members of the board of directors
                                    of its Compensation and Stock Option
                                    Committee(4)
--------------------------------------------------------------------------------
                           o        founder of a company but not currently an
                                    employee
--------------------------------------------------------------------------------
                           o        trustee, director or employee of a
                                    charitable or non-profit organization that
                                    receives grants or endowments from the
                                    company or its affiliates
--------------------------------------------------------------------------------
                           o        board attestation that an outside director
                                    is not independent or the outside director
                                    is considered non-independent under the
                                    relevant listing rules, except where such
                                    designations are not in conformity with the
                                    Catholic Fund's
                                    independence/non-independence criteria
--------------------------------------------------------------------------------
INDEPENDENT DIRECTOR:      o        no connection to company other than board
                                    seat
--------------------------------------------------------------------------------
                           o        even if a director has served on the board
                                    for over ten years, he/she is still
                                    considered to be independent.
--------------------------------------------------------------------------------

1A.  UNCONTESTED ELECTION OF DIRECTORS

The Catholic Funds will recommend withholding support for individual nominees or entire slates if we believe that such action is in the best interests of shareholders. In addition to independence, we monitor attendance, stock ownership, conflicts of interest, diversity, and the number of boards on which a director serves.

         o Votes on individual director nominees are generally made on a case-by-case basis, except for the following

         o        Votes should be withheld from directors who:

---------------------------
(3) If the company makes or receives payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(4) Interlocks include: (a) executive officers serving on each other's compensation or similar committees as directors or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committee.

         o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

         o implement or renew a dead-hand or modified dead-hand poison pill

         o have adopted a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

         o sit on more than six public company boards or are CEOs of public companies and sit on more than two public company boards besides their own

         o are on the compensation committee when there is a negative correlation between chief executive pay and company performance

         o have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

         o ignore a shareholder proposal that is approved by a majority of the votes outstanding

         o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

         o have failed to act on takeover offers where the majority of the shareholders have tendered their shares

         o serve as members of the Audit Committee when more than 50 percent of the total fees paid to the auditor is attributable to non-audit work OR if a company is found to have pulled auditor ratification from the ballot within the past year

         o are inside or affiliated directors and sit on the audit, compensation, or nominating committees

         o are inside or affiliated directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

         o serve as a member of the Compensation Committee that has approved egregious compensation packages or has failed to adequately disclose the details of such packages.

Special attention will be paid to companies that show a high level of disregard for shareholder and stakeholder interests. The Catholic Funds will not withhold a vote from incumbent directors because the board lacks gender or other diversity unless there is evidence of discrimination.

1B.  CONTESTED ELECTION OF DIRECTORS

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

         o Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

                  o long-term financial performance of the target company relative to its industry; management's track record;

                  o        background to the proxy contest;

                  o        qualifications of director nominees (both slates);
                           evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

                  o        stock ownership positions; and

                  o impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

1C.  CLASSIFIED BOARD

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests. For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985. Stocks within the group showed an average loss in value of 1.31 percent. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, the Catholic Funds will generally favor arrangements in which the entire board stands for election at the same time.

         o        Vote FOR proposals to declassify the board the directors.

         o        Vote AGAINST proposals to classify the board of directors.

1D.  SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

         o Vote AGAINST proposals that provide that directors may be removed only for cause.

         o Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

         o Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

         o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

1E.  CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Cumulative voting therefore makes it easier for new independent directors to be elected to a board.

         o Vote CASE-BY-CASE on management proposals to eliminate cumulative voting. However, generally oppose requests to eliminate cumulative voting unless the company provides a sufficient justification for its elimination and generally has strong governance features in place.

1F.  ALTER SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. The Catholic Funds supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

         o        Vote FOR proposals that seek to fix the size of the board.

         o Vote CASE-BY-CASE on proposals that seek to change the size or range of the board.

         o Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

2.  RATIFICATION OF AUDITORS

Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. the Catholic Funds will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot. In cases where a company has pulled auditor ratification from the ballot within the last year, the Catholic Funds will withhold votes from audit committee members.

In the summer of 2002, the U.S. Justice Department indicted Arthur Andersen for obstruction of justice in matters relating to the federal investigation of Enron Corp., and Arthur Andersen's viability as a stand-alone firm has been called into doubt by client and employee defections. In light of recent controversies surrounding companies audited by Arthur Andersen, we question the reliability and independence of their auditing services.

         o Vote FOR proposals to ratify auditors, unless the non-audit fees paid represent 25 percent or more of the total fees paid to the auditor, or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

         o Withhold votes from members of the Audit Committee, if a company is found to have pulled auditor ratification from the ballot.

3.  PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or securities. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation's shareholders. Such offers are referred to as hostile tender bids. Prior to 1968, tender offers were not federally regulated. In 1968, Congress enacted the Williams Act as an amendment to the 1934 Securities and Exchange Act to regulate all tender offers. The Securities and Exchange Commission has adopted regulations pursuant to the Williams Act that are intended to promote fairness and prevent fraudulent or manipulative practices. At the same time, many of the states have enacted statutes that are aimed at protecting incorporated or domiciled corporations from hostile takeovers. Many of these state statutes have been challenged as being unconstitutional on grounds that they violate the Williams Act and the commerce and supremacy clauses of the U.S. Constitution. Most statutes, however, have been upheld. The result is a complex set of federal and state regulation, with federal regulation designed to facilitate transactions and state laws intended to impede them.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also know as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. Shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

3A.  SHAREHOLDER ABILITY TO CALL SPECIAL MEETING

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

         o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

         o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

3B.  SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

         o Vote FOR proposals to allow or facilitate shareholder action by written consent.

         o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

3C.  POISON PILLS

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer's equity holdings in the target company; 2) dilute the acquirer's voting interests in the target company; or 3) dilute the acquirer's equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

         o Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

3D.  FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

         o Vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

3E.  GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

         o Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

         o Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

3F.  UNEQUAL VOTING RIGHTS

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insolate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

         o        Generally vote AGAINST dual class.

         o Vote FOR dual class recapitalizations when the structure is designed to protect economic interests of investors.

3G.  SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

         o Vote FOR management proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

         o Vote CASE-BY-CASE on management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments, taking into account the company's reasons for the increase. However, generally vote against requested increases unless the company demonstrates a compelling need for the supermajority vote.

3H.  SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

         o Vote FOR management proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

         o Vote CASE-BY-CASE on management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, taking into account the company's reasons for the increase. However, generally vote against requested increases unless the company demonstrates a compelling need for the supermajority vote.

3I.  DIRECTOR AND OFFICER LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While The Catholic Funds recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, The Catholic Funds believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. The Catholic Funds may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but The Catholic Funds may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

         o Vote AGAINST proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty,
                  (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock,
                  (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

3J.  DIRECTOR AND OFFICER INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. The Catholic Funds may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

         o Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

         o Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

4.  MISCELLANEOUS GOVERNANCE PROVISIONS

4A.  CONFIDENTIAL VOTING

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

         o        Vote FOR management proposals to adopt confidential voting.

4B.  BUNDLED PROPOSALS

         o Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4C.  ADJOURN MEETING IF VOTES ARE INSUFFICIENT

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

         o Vote AGAINST proposals to adjourn the meeting when votes are insufficient.

4E.  CHANGING CORPORATE NAME

Proposals to change a company's name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

         o        Vote FOR changing the corporate name.

4D.  OTHER BUSINESS

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

         o        Vote AGAINST other business proposals.

5.  CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company's assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company's capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

5A.  COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends

Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company's need for additional shares, and the company's performance as compared with their industry peers. A company's need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance. For industry peer comparisons, The Catholic Funds relies on data compiled by ISS on common stock authorization proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of 11 peer groups and each company's performance is measured on the basis of three-year total shareholder returns.

The Catholic Funds evaluates on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense.

         o Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

5B.  STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

         o Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

5C.  REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

         o We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis.

         o We will generally vote FOR a reverse stock split if management provides a reasonable justification for the split, and the company's authorized shares are adjusted accordingly..

5D.  BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security, which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion--with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

         o Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

         o Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

         o Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

         o Vote FOR requests to require shareholder approval for blank check authorizations.

5E.  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

         o Vote FOR management proposals to reduce the par value of common stock.

5F.  PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

         o Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

5G.  DEBT RESTRUCTURINGS

Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan will be analyzed considering the following issues:

                  Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

                  Change in Control--Will the transaction result in a change in control of the company?

                  Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

         o Review on a CASE-BY-CASE basis proposals regarding debt restructurings.

5H.  SHARE REPURCHASE PROGRAMS

         o Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

6.  EXECUTIVE AND DIRECTOR COMPENSATION

6A.  STOCK-BASED INCENTIVE PLANS

         6A-1. STOCK OPTION PLANS: The Catholic Funds will vote AGAINST approving any stock option plan if the Catholic Funds has evidence that:

         o the Company fails to include at least most of its employees in one or more plans that provide them with meaningful stock option or stock grant benefits; or

         o the plan would be administered by one or more individuals who are not independent outsiders; or

         o the Company will account for the plan in a misleading or inaccurate way; or

         o        the plan would:

                  o allow senior executives to exercise stock options in such a short period that they would have undue incentive to seek short term stock-price increases to the detriment of the long-term performance of the stock;

                  o        allow repricing; or

                  o set the option price lower than the stock's market value on the day the option is offered; or

                  o        not base benefits on Company performance; or

                  o allow management to pay for stock with money borrowed from the company.

If a stock option plan remains eligible after the foregoing analysis, it will be evaluated as discussed below in 6a-3. Our vote will be determined on a case-by-case basis.

         6A-2. STOCK GRANT PLANS: The Catholic Funds will vote for AGAINST any plan that grants stock to employees if the Catholic Funds has evidence that the Company fails to include at least most of its employees in one or more plans that provide them with meaningful stock option or stock grant benefits.

If a stock grant plan remains eligible after the foregoing analysis, it will be evaluated as discussed below in 6a-3. Our vote will be determined on a case-by-case basis.

         6A-3. ANALYSIS OF COSTS AND OTHER FEATURES-- As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans.

Without a doubt, stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders, include: excessive dilution; options awarded at below-market discounts; permissive policies on pyramiding; restricted stock giveaways that reward tenure rather than results; sales of shares on concessionary terms; blank-check authority for administering committees; option repricing or option replacements; accelerated vesting of awards in the event of defined changes in corporate control; stand-alone stock appreciation rights; loans or other forms of assistance; or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs of two or more year duration; bonus schemes that pay off in non-dilutive, fully deductible cash; 401K and other thrift or profit sharing plans; and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.The quantitative analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) instead of simply focusing on voting power dilution. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to Global Industry Classification Standard (GICS) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company-specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation. In addition, we prefer that companies take additional steps to improve the incentive value of the plan, particularly those that aim to encourage executives to focus on long term performance. Holding periods, vesting provisions, and additional performance criteria are therefore encouraged.

The Catholic Funds will determine its vote on a case-by-case basis considering many factors. Determination that the proposed plan cost is above the allowable cap is a strong indicator of a vote against the plan, an indicator that may be conclusive in some cases, irrespective of any other feature of the plan. Other strong indicators of a vote against the plan are that the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan. A company's history of being unresponsive to shareholder concerns with executive compensation issues also counts as a negative factor.

In the event there is a disconnect between the CEO's pay and performance, where the main source for the pay increase is equity-based and the CEO participates in the plan being voted on, specifically, if more than half of the increase in total direct compensation is attributable to the equity component, the Catholic Funds will generally vote against the equity plan in which the CEO participates. In the case of a disconnect between the CEO's pay and performance, the Catholic Funds will also generally withhold votes from the compensation committee members whether or not an equity plan is on the ballot.

The Catholic Funds will also consider the average three-year burn rate of companies in evaluating the costs of equity plans. Annual burn-rate levels are becoming important to institutional investors. Burn-rate, also known as run rate, is another measure of dilution that shows how rapid the company is depleting its shares reserved for equity compensation plans. It also captures the annual cost of granting equity to employees in terms of shares. The burn rate policy shall apply when there is an equity plan on the ballot.

         o Votes with respect to compensation plans will be determined on a CASE-BY-CASE basis.

6B.  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Cash bonus plans can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company's stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

         o Vote FOR plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

6C.  EMPLOYEE STOCK PURCHASE PLANS

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company's growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder's perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on stock purchases that are not offered to other shareholders.


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Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPP plans will soon have an expense charge to the income statements. Therefore, some companies offer nonqualified ESPP.

For nonqualified ESPPs, companies provide a match to employees' contributions instead of a discount in stock price. Also, limits are placed on employees' contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the IRC, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

         o Vote FOR qualified employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

         o Vote AGAINST qualified employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

         o Vote FOR nonqualified employee stock purchase plans with broad-based participation, limits on employee contribution, company matching of up to 25 percent, and no discount on the stock price on the date of purchase.

         o Vote AGAINST nonqualified employee stock purchase plans without broad-based participation, or when company matching exceeds 25 percent, or discounts are offered on the stock price at the date of purchase.

6D.  OUTSIDE DIRECTOR STOCK AWARDS / OPTIONS IN LIEU OF CASH

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director's interest may be more closely aligned with those of shareholders. However, there may also be a potential for abuse, as there has been with stock-based compensation for executives.

         o Vote one a CASE-BY-CASE basis on proposals that seek to pay outside directors a portion of their compensation in stock rather than cash. An analysis like that described in section 6(a) above will be performed analogously, and not definitively, in the director situation. A strong favorable factor would be a determination that the proposed plan would clearly align a director's interest more closely with shareholders rather than with management.

7.  MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer's outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.


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7A.  MERGERS AND ACQUISITIONS

When voting on mergers and acquisitions we will take into account at least the following:

         o        anticipated financial and operating benefits;

         o        offer price (cost vs. premium);

         o        prospects of the combined companies;

         o        how the deal was negotiated;

         o        the opinion of the financial advisor;

         o potential conflicts of interest between management's interests and shareholders' interests;

         o changes in corporate governance and their impact on shareholder rights; and

         o impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

         o Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

7B.  VOTING ON STATE TAKEOVER STATUTES

         o We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

         o We generally vote FOR opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

7C.  VOTING ON REINCORPORATION PROPOSALS

         o Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations. Reincorporations into "tax havens" will be given special consideration.

7D.  CORPORATE RESTRUCTURING

         o Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.


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7E.  SPIN-OFFS

         o Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

7F.  ASSET SALES

         o Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

7G.  LIQUIDATIONS

         o Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

7H.  APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

         o Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

SHAREHOLDER PROPOSALS

8.  CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

8A.  SHAREHOLDER MEETINGS/HOUSEKEEPING ISSUES

         8A-1. ROTATE ANNUAL MEETING: The argument in favor of rotating annual meeting location sites is to enable a greater number of shareholders to attend and participate in the meeting.

         o Vote FOR shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

8B.  BOARD-RELATED ISSUES

         8B-1. DECLASSIFY BOARD OF DIRECTORS: Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. The election of directors by classes assures that approximately two-thirds of the board will at all times have prior experience with and knowledge of the company. However, when a board is classified, it is difficult to remove individual directors for either poor attendance or poor performance. Shareholders would have the chance to vote on a given director only every third year. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committees or to withhold votes from an entire board slate to register a protest to inappropriate activity. Weighing these considerations, the Catholic Funds will generally favor arrangements in which the entire board stands for election at the same time.

         o Vote FOR shareholder proposals to declassify the board of directors.

         8B-2. SEPARATE CHAIRMAN AND CEO: The goal of shareholder proposals that would require the positions of chairman and CEO to be held by different persons is to enhance the board's ability to monitor and evaluate the performance of the CEO. Generally, we will vote against such proposals unless the company's governance structure is weak. Thus, for example, we may vote for a proposal to split the chairman and CEO positions if fewer than two-thirds of the directors are independent, or one or more non-independent directors serve on a key committee, or the company has no governance guidelines in place. However, the presence of a designated lead director* may offset a deficiency in one of those areas. We may also vote for such a proposal if there is evidence that the board has not been adequately overseeing the CEO.

         o Vote AGAINST proposals to separate Chairman and CEO positions, unless the company's governance structure is weak, taking into account a number of key governance factors.

                   * Designated lead director should be elected by and from the independent board members and have clearly delineated duties. At a minimum these should include:

            i) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors

            ii) Serves as liaison between the chairman and the independent directors

            iii)  Approves information sent to the board

            iv)   Approves meeting agendas for the board

            v) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items

            vi) Has the authority to call meetings of the independent directors

            vii) If requested by major shareholders, ensures that he is available for consultation and direct communication.

         8B-3. CUMULATIVE VOTING: Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Cumulative voting therefore makes it easier for dissidents to be elected to a board. However, the policy runs contrary to the one-share-one vote principle and the principle that directors should represent all shareholders, not a special interest position.

         o Votes on shareholder proposals to permit or restore cumulative voting will be considered on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance. In the absence of sufficient good governance provisions, Catholic Funds will vote for proposals to restore or provide for cumulative voting.


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         8B-4. MAJORITY OF INDEPENDENT DIRECTORS: The Catholic Funds believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, The Catholic Funds will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity within the last five years; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

         o Vote FOR shareholder proposals that request that the board be comprised of a majority of independent directors.

         o Vote FOR shareholder proposals to strengthen the definition of independence for board directors.

         8B-5. INDEPENDENT COMMITTEES: Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. For example, the NYSE requires that the audit committees of listed companies to be entirely "independent." SEC proxy rules require disclosure of any members of a compensation committee who have significant business relationships with the company or interlocking directorships. The Catholic Funds believes that initiatives to increase the independent representation of these committees or require that these committees be independent should be supported.

         o Vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

         8B-6. ADOPT DIRECTOR TERM LIMITS: Those who support term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

         o Vote AGAINST shareholder proposals to limit the tenure of outside directors.

         8B-7. IMPLEMENT DIRECTOR SHARE OWNERSHIP REQUIREMENT: It is often desirable that some or all corporate directors own some amount of stock of the companies on which they serve as board members. However, some highly qualified individuals such as academics and clergy, might not have the financial resources to purchase stock.

         o Vote AGAINST shareholder proposals that seek to establish mandatory share ownership requirements for directors.

         o Vote CASE-BY-CASE on shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock. See the discussion in section 6d.


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         8B-8. MANDATORY HOLDING PERIODS: Catholic Funds will take a
CASE-BY-CASE approach on shareholder proposals asking companies to adopt holding periods for their executives, taking into account:

         o Whether the company has any holding period or officer ownership requirements in place.

         o Actual officer stock ownership and to what degree it meets or exceeds the proponent's suggested holding period or the company's own stock ownership or retention requirements.

         8B-9. COMPETITIVE BOARD ELECTIONS: Catholic Funds believe that competition can improve quality and that in the United States "election" means having a choice between candidates for the same position.

         o Vote FOR shareholder proposals that the company nominate more candidates than open board positions.

         o Vote CASE-BY-CASE on shareholder proposals that would give shareholders the right to nominate additional candidates.

         8B-10. MAJORITY VOTE TO ELECT DIRECTORS: Under most state corporate law, a candidate needs only plurality vote to be elected as a director. If, as is typical, there is no opponent, a candidate who received only one vote (because everyone else withheld their vote, their only alternative to voting for the candidate) would be elected. The Catholic Funds will generally support shareholder resolutions that ask that a candidate must receive a majority of the votes cast in order to be elected.

         o Vote FOR shareholder proposals to require a candidate to receive at least a majority of the votes cast in order to be elected.

8C.  SHAREHOLDER RIGHTS & BOARD ACCOUNTABILITY

         8C-1. REDUCE SUPERMAJORITY VOTE REQUIREMENTS: Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

         o Vote CASE-BY-CASE on proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, mergers and other significant business combinations. However, generally vote for requests to lower supermajority vote requirements unless the company demonstrates a compelling need for the supermajority vote.

         8C-2. REMOVE ANTITAKEOVER PROVISIONS: There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company's board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

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         o        Vote FOR shareholder proposals that seek to remove
                  antitakeover provisions.

         8C-3. SUBMIT POISON PILL (SHAREHOLDER RIGHTS PLAN) TO A VOTE:
Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

         o vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

         o review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

         o Vote CASE-BY-CASE on proposals to amend an existing shareholder rights plan.

         8C-4. CONFIDENTIAL VOTING: Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

         o Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

         8C-5. WRITTEN CONSENT/SPECIAL MEETING: Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling. Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

         o Vote FOR shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

         8C-6. ELECT AUDITORS/ ENSURE AUDITOR INDEPENDENCE: These shareholder proposals request that the board allow shareholders to elect the company's auditor at each annual meeting. Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

         o Vote FOR proposals that would allow shareholders to elect the auditors

         o Vote FOR proposals that ask a company to adopt a policy on auditor independence

         o Vote FOR proposals that seek to limit the non-audit services provided by the company's auditor

         o Vote FOR shareholder proposals to allow shareholder vote on auditor rotation

         8C-7. AUDITOR ROTATION: To minimize any conflict of interest that may rise between the company and its auditor, the Catholic Funds supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, the Catholic Funds also believes that the long tenure of audit firms at U.S. companies can be problematic.

         o Vote FOR shareholder proposals to rotate company's auditor every five years or more. the Catholic Funds believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

         8C-8. NON-PARTISANSHIP/ POLITICAL CONTRIBUTIONS: Proponents of resolutions calling for the abolishment of political contributions or making contributions to political campaigns are concerned with the increasing power of corporations in the country's political process. These resolutions seek to limit the involvement of corporations in the political process.

         o Vote FOR proposals calling for a company to disclose its political contributions.

         o Vote FOR proposals calling for a company to maintain a policy of non-partisanship and to limit political contributions.

         8C-9. OPEN ACCESS: We generally support shareholder efforts that would give shareholders more opportunity to be heard on important company decisions. Shareholder proposals asking for open access will be examined on a case-by-case basis, taking into account:

         o        The ownership threshold proposed in the resolution.

         o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

8D.  COMPENSATION ISSUES

         8D-1. INCREASE DISCLOSURE OF EXECUTIVE COMPENSATION: The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it often does not provide a complete picture of the company's compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management (1) has legitimate reasons for setting specific pay levels, and (2) is held accountable for its actions.

         o Vote FOR shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

         8D-2. LIMIT EXECUTIVE COMPENSATION: Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. A Business Week article cited by the AFL-CIO has stated that the average CEO of a major corporation made 42 times the pay of a typical American factory worker in 1980. By 1990, that ratio had more than doubled to 85 times the average factory wage. Eight years later the ratio was a "staggering" 419 times the average factory wage in 1998. According to the AFL-CIO, if this rate of growth were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

         o Vote FOR proposals to prepare reports seeking to compare the wages of a company's lowest paid worker to the highest paid workers.

         o Vote CASE-BY-CASE on proposals that seek to establish a fixed ratio between the company's lowest paid workers and the highest paid workers.

         o Vote FOR proposals to require shareholder approval to pay executives more than a specified reasonable amount or ratio

         8D-3. PROHIBIT/REQUIRE SHAREHOLDER APPROVAL FOR OPTION REPRICING:
Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. The Catholic Funds does not support repricing since it undermines the incentive purpose of the plan. The use of options as incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

         o        Vote FOR shareholder proposals seeking to limit repricing.

         o Vote FOR shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

         8D-4. SEVERANCE AGREEMENTS/ GOLDEN PARACHUTES: Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

         o Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

         8D-5. CASH BALANCE PLANS: A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other business lobbies are forming a Capitol Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

         o Vote FOR shareholder proposals calling for non-discrimination in retirement benefits.

         o Vote FOR shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

         8D-6. PERFORMANCE-BASED EXECUTIVE COMPENSATION: The Catholic Funds supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance that is attributable to them rather than to overall market changes.

         o Vote FOR shareholder proposals to link executive pay to performance that is reasonably attributable to executive performance rather than generally applicable market conditions.

         8D-7. LINK COMPENSATION TO NON-FINANCIAL FACTORS: Proponents of these proposals feel that social criteria should be factored into the formulas used in determining compensation packages for executives. These shareholders are looking for companies to review current compensation practices and to include social performance criteria, such as increasing investment in order to revitalize "distressed areas," meeting environmental goals, and accounting for "poor corporate citizenship" when evaluating executive compensation. One of the companies cited by proponents as an example sets annual goals such as employee satisfaction, corporate responsibility, diversity and customer satisfaction as part of a written policy used in linking compensation with financial performance and non-financial bases for evaluation. Proponents believe that many of these factors such as poor environmental performance, workplace lawsuits, etc. are likely to have an impact on the company's financial performance in the future if they are not addressed adequately today. As a result, shareholders believe they should be considered along with traditional financial considerations when determining executive pay.

         o Vote FOR shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

         o Vote FOR shareholder proposals seeking to link executive pay to non-financial factors.

         8D-8. SUPPLEMENTAL RETIREMENT PLANS (SERPS): Catholic Funds will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

         8D-9. PENSION PLAN ACCOUNTING/EXECUTIVE COMPENSATION: Generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

8E.  STRATEGIC ISSUES

         8E-1. SEEK SALE OF COMPANY/ASSETS

These shareholder proposals generally call for the prompt sale of the company to the highest bidder. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

         o We vote on a CASE-BY-CASE basis proposals that seek the sale of the company or company assets.

         8E-2. HIRE ADVISOR/MAXIMIZE SHAREHOLDER VALUE

These shareholder proposals recommend that the board engage the services of a nationally recognized investment banker to explore all alternatives to enhance shareholder value, including the possible sale or merger of the company. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

         o We vote on a CASE-BY-CASE basis proposals that request the company hire an advisor to maximize shareholder value.

9.  SOCIAL & ENVIRONMENTAL PROPOSALS

9A.  DIVERSITY AND WORKPLACE ISSUES

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. Shareholder proposals on diversity may target a company's board nomination procedures or seek greater disclosure on a company's programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

         o Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders.

         o Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost.

         o The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives.

         o Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs.

         o Reports can be prepared "at reasonable expense" describing efforts to encourage diversified representation on their boards.

         o Board diversification increases the pool of the company's potential investors because more and more investors are favoring companies with diverse boards.

         o A commitment to diversity in the workforce can lead to superior financial returns.

         9A-1. ADD WOMEN AND MINORITIES TO BOARD: Board diversification proposals ask companies to put systems in place to increase the representation of women, minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply "make greater efforts" to nominate women and ethnic minorities to their boards.

         o Catholic Funds will vote FOR shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

         o Catholic Funds will vote FOR shareholder proposals asking for reports on board diversity.

         o Vote FOR shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

         9A-2. PREPARE REPORT/PROMOTE EEOC-RELATED ACTIVITIES: Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies' filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

         o Vote FOR on shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

         o Vote FOR on shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

         o Vote FOR on shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

         o Vote FOR on shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

         9A-3. REPORT ON PROGRESS TOWARD GLASS CEILING COMMISSION
RECOMMENDATIONS: In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing "an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder." The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. In recent years, shareholders have submitted proposals asking companies to report on progress made toward the Commission's recommendations.

         o Vote FOR on shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission's recommendations.

         o Vote FOR on shareholder proposals seeking to eliminate "glass ceiling" for women and minority employees.

         9A-4. PROHIBIT DISCRIMINATION ON THE BASIS OF SEXUAL ORIENTATION:
Federal law does not ban workplace discrimination against gay and lesbian employees, and only a handful of states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation in their equal employment opportunity (EEO) statements, many do not. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company's other initiatives in this area, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

         o The Catholic Funds will vote FOR proposals aimed at eliminating discrimination against any person merely because or his or her sexual orientation. Otherwise, the Catholic Funds will vote case-by-case on proposals under this topic so as to conform to Church teaching. Generally, this would mean that the Catholic Funds will vote against proposals that explicitly or implicitly approve either homosexual activity or the legal recognition of homosexual unions as equal or substantially equal to marriage.

         9A-5. REPORT ON/ELIMINATE USE OF RACIAL STEREOTYPES IN ADVERTISING:
Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

         o Vote FOR on shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

9B.  CODES OF CONDUCT, LABOR STANDARDS & HUMAN RIGHTS

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company's labor practices in global markets. Efforts that seek greater disclosure on a company's labor practices and that seek to establish minimum standards for a company's operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

The Catholic Funds generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

         9B-1. CODES OF CONDUCT AND VENDOR STANDARDS: In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or seek greater disclosure on a company's international workplace standards. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labor Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations, which consists of 175 member nations represented by workers, employers, and governments. The ILO's general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 180 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

         o Vote FOR shareholder proposals to implement human rights standards and workplace codes of conduct.

         o Vote FOR shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

         o Vote FOR shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

         o Vote FOR shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

         o Vote FOR shareholder proposals that seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

         o Vote FOR shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

         o Vote FOR shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions.

         9B-2. PREPARE REPORT ON OPERATIONS IN BURMA/MYANMAR: Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma, and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

         o Vote FOR shareholder proposals to adopt labor standards in connection with involvement in Burma.

         o Vote FOR shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

         o Vote shareholder proposals to pull out of Burma on a CASE-BY-CASE basis.

         9B-3. ADOPT/REPORT ON MACBRIDE PRINCIPLES: The MacBride Principles, a set of nine fair employment guidelines for companies with operations in Northern Ireland, were created to remedy the under-representation of a minority (Catholics) in the workforce. Critics of the principles, most notably the British Government, point out that companies in Northern Ireland already are subject to Britain's Fair Employment Act (FEA) that has been credited with significantly improving the representation of Catholics in the workforce in that region. Some MacBride opponents say that by agreeing to abide by the Principles, companies may unintentionally run afoul of the FEA by engaging in reverse discrimination. Aware of the potential legal liability, shareholder proponents of the Principles word their MacBride resolutions to request only that firms, "take all lawful steps" to implement the MacBride Principles.

         o Vote FOR shareholder proposals to report on or to implement the MacBride Principles.

         9B-4. PREPARE REPORT ON OPERATIONS IN CHINA: Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison labor in manufacturing. In June 23, 1997 the Food and Allied Service Trades Department (FAST) of the AFL-CIO released a report that identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People's Liberation Army (PLA), and hence ties to prison labor. The US Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies who fail to adopt similar principles in other countries recognized for committing gross human rights violations. Based on the country's human rights record, investors have asked companies to refrain from beginning new projects in the country until improvements are made. In addition, investors have asked for greater disclosure on the nature of a company's involvement in the country and on the impact of their involvement.

         o Vote FOR shareholder proposals requesting more disclosure on a company's involvement in China.

         o Vote on a CASE-BY-BASE basis shareholder proposals that ask a company to terminate a project or investment in China.

         9B-5. PREPARE REPORT ON MAQUILADORAS: Maquiladoras are foreign-owned assembly plants located along the US-Mexican border that have been criticized for poor workplace conditions, unfair employment and pay practices, and negative environmental impacts on the communities where they operate.

         o Vote FOR shareholder proposals to prepare reports on a company's Maquiladora operations.

         9B-6. PREPARE REPORT ON COMPANY ACTIVITIES AFFECTING INDIGENOUS PEOPLES' RIGHTS: In recent years, a number of US public companies have found their operations or expansion plans in conflict with local indigenous groups. Shareholders, concerned with the negative impact that the company's operations may have on the indigenous people's land and community, have sought reports detailing the impact of the company's actions and presence on these groups.

         o Vote FOR shareholder proposals to prepare reports on a company's impact on indigenous communities.

9C.  ENVIRONMENT AND ENERGY

In accordance with its focus, the Catholic Funds will generally abstain from voting on proposals that fall within any of the following categories:

         9C-1. ENVIRONMENTAL REPORTS

         9C-2. PREPARE REPORT ON GLOBAL WARMING/GREENHOUSE GAS EMISSIONS.

         9C-3. INVEST IN CLEAN/RENEWABLE ENERGY

         9C-4. DRILLING IN THE ARCTIC NATIONAL WILDLIFE REFUGE

         9C-5. ADOPT/IMPLEMENT CERES PRINCIPLES

         9C-6. PHASE OUT CHLORINE-BASED CHEMICALS

         9C-7. REPORT/REDUCE TOXIC EMISSIONS AND ASSESS COMMUNITY IMPACT 9C-8. ADOPT A COMPREHENSIVE RECYCLING POLICY

         9C-9. NUCLEAR ENERGY

9D.  WEAPONS

In accordance with its focus, the Catholic Funds will generally abstain from voting on proposals that fall within any of the following categories:

         9D-1. REPORT ON HANDGUN SAFETY INITIATIVES:

         9D-2. PREPARE REPORT TO RENOUNCE FUTURE LANDMINE PRODUCTION

         9D-3. PREPARE REPORT ON FOREIGN MILITARY SALES

9E.  CONSUMER ISSUES, PUBLIC SAFETY & MISCELLANEOUS

In accordance with its focus, the Catholic Funds will generally abstain from voting on proposals that fall within any of the following categories, except for abortion and right-to-life issues:

         9E-1. PHASE-OUT OR LABEL PRODUCTS CONTAINING GENETICALLY MODIFIED
               ORGANISMS

         9E-2. TOBACCO-RELATED PROPOSALS

         9E-3. ADOPT POLICY/REPORT ON PREDATORY LENDING PRACTICES

         9E-4. DISCLOSURE ON CREDIT IN DEVELOPING COUNTRIES (LDCS) OR FORGIVE
               LDC DEBT

         9E-5. ADOPT POLICY/REPORT ON DRUG PRICING

         9E-6. ADULT ENTERTAINMENT

         9E-7. ABORTION/RIGHT TO LIFE ISSUES: Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs, to separate abortifacient drug operations from other operations, or to discontinue acute-care or physician management practices that involve support for abortion services.

o Should such a proposal arise, The Catholic Funds will vote in a manner consistent with the Catholic Church's teachings on abortion and right to life issues.

         9E-8. ANIMAL RIGHTS

         9E-9. DISCLOSURE ON PLANT CLOSINGS

         9E-10. CONTROL OVER CHARITABLE CONTRIBUTIONS

         9E-11. DISCLOSURE ON PRIOR GOVERNMENT SERVICE

                            THE CATHOLIC FUNDS, INC.

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

Item 23.          Exhibits

                  See Exhibit Index following the Signature Page of this Registration Statement, which Index is incorporated herein by this reference.

Item 24.          Persons Controlled by or under Common Control with Registrant

                  Catholic Knights and its affiliates own approximately ___% of the outstanding voting stock of Catholic Funds, and Catholic Knights therefore is deemed to control Catholic Funds. See "Control Persons and Principal Holders of Securities" in Part
                  B. Catholic Knights controls other subsidiaries as reflected in the following table, which therefore are deemed to be under common control with Catholic Funds.

                                                                     JURISDICTION OF       PERCENT OF VOTING COMMON
                  SUBSIDIARY                                          ORGANIZATION                STOCK OWNED
                  ----------                                          ------------                -----------
                  Catholic Financial Services Corporation               Wisconsin                    83.3%
                  Catholic Brokerage Services Corp.                     Wisconsin                     100%
                  Catholic Knights Financial Services, Inc.             Wisconsin                     100%

Item 25.          Indemnification

                  Reference is made to Article IX of the Registrant's By-laws filed as Exhibit (b) to Registrant's Registration Statement with respect to Indemnification of Registrant's officers and directors, which is set forth below:

                  Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

                  (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

                  (b) The Corporation shall not indemnify any person unless:

                           (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                           (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                  Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                  (1) Such person shall provide adequate security for his undertaking;

                  (2) The Corporation shall be insured against losses arising by reason of such advance; or

                  (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

                  Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 26.          Business and Other Connections of Investment Adviser

                  (a)      Catholic Financial Services Corporation

                           Catholic Financial Services Corporation acts as the Investment Adviser and Distributor to the Catholic Equity Fund. Set forth below is a list of the officers and directors of the Adviser as of November 30, 2005, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years. Except as noted otherwise, each person's address is c/o Catholic Knights, 1100 West Wells Street, Milwaukee, Wisconsin 53233.

                                    POSITION(S) WITH
                                   CATHOLIC FINANCIAL            POSITION(S) WITH              BUSINESS AFFILIATIONS
NAME AND ADDRESS                  SERVICES CORPORATION       THE CATHOLIC FUNDS, INC.         DURING THE PAST 2 YEARS
----------------                  --------------------       ------------------------         -----------------------
Theodore F. Zimmer             Vice President, Secretary   President                      General Counsel, Catholic
                               and Director                                               Knights.

Allan G. Lorge                 President, CEO, Treasurer   Vice President, Chief          Secretary/Treasurer of Catholic
                               and Director                Financial Officer, Secretary   Knights; Secretary/ Treasurer
                                                           and Director                   of Catholic Brokerage Services
                                                                                          Corp.; Secretary/Treasurer and
                                                                                          Vice President of Catholic
                                                                                          Knights Financial Services,
                                                                                          Inc.

Daniel Strasburg               Vice President and          None                           Vice President and Chief
                               Director                                                   Actuary of Catholic Knights.

Russell J. Kafka               Vice President/             Treasurer                      Vice President - Investments of
                               Investments and Director                                   Catholic Knights.

Allen Banoub                   Director                    None                           Vice President of Marketing of
                                                                                          Catholic Knights and Catholic
                                                                                          Brokerage Services Corp.

                                    POSITION(S) WITH
                                   CATHOLIC FINANCIAL            POSITION(S) WITH              BUSINESS AFFILIATIONS
NAME AND ADDRESS                  SERVICES CORPORATION       THE CATHOLIC FUNDS, INC.         DURING THE PAST 2 YEARS
----------------                  --------------------       ------------------------         -----------------------
Mark K. Forbord                Controller                  Controller and Principal       Senior Financial Analyst of
                                                           Accounting Officer             Catholic Knights; Controller of
                                                                                          Catholic Knights Financial
                                                                                          Services, Inc. and of Catholic
                                                                                          Brokerage Services Corp.;
                                                                                          Instructor at the University of
                                                                                          Wisconsin, Milwaukee; and
                                                                                          Instructor at Cardinal Stritch
                                                                                          University.

John M. Koth                   Chief Compliance Officer    Chief Compliance Officer       Chief Compliance Officer of
                                                                                          Catholic Financial Services
                                                                                          Corporation

Michael Buelow                 Director                    None                           Vice President of Sales for
                                                                                          Catholic Knights; Vice
                                                                                          President of Catholic Brokerage
                                                                                          Services, Inc.

David E. Huber                 Director                    None                           High Chief Ranger, Catholic
355 Shuman Blvd.                                                                          Order of Foresters.
Naperville, IL 60566

Gregory Temple                 Director                    None                           Investment Counselor, Catholic
355 Shuman Blvd.                                                                          Order of Foresters.
Naperville, IL 60566

John Kenawell                  Director                    None                           Director and Vice President of
4545 Oleatha Ave.                                                                         Real Estate, Catholic Knights;
Suite 100                                                                                 Chairperson, Investment
St. Louis, MO 63116                                                                       Management and Valuations
                                                                                          Committee of the National
                                                                                          Fraternal Congress of America.

                  (b)      Ziegler Capital Management, LLC

                  Ziegler Capital Management, LLC is a wholly owned subsidiary of The Ziegler Companies, Inc. Ziegler Capital Management, LLC serves as subadviser to the Fund. In addition, it serves as investment advisor to all of the currently designated series of North Track Funds, Inc. Set forth below is a list of the officers and directors of Ziegler Capital Management, LLC as of November 30, 2005, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years. The principal business address of each person is c/o Ziegler Capital Management, LLC, 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

                                                      POSITION WITH
 NAME                                        ZIEGLER CAPITAL MANAGEMENT, LLC                    OTHER AFFILIATIONS(1)
 ----                                        -------------------------------                    ------------------
 John J. Mulherin                  Director                                             Director  of North Track  Funds,  Inc.
                                                                                        since 2003
 T. R. Paprocki                    Director

 Gary P. Engle                     Director

 David G. Stoeffel                 Director and President                               President of North Track  Funds,  Inc.
                                                                                        since 2003; Senior Vice
                                                                                        President and Director of
                                                                                        Mutual Funds Marketing and
                                                                                        Administration from Nomura
                                                                                        Asset Management USA from 1998
                                                                                        to 2003

 J. C. Vredenbregt                 Director and Treasurer

 Brian K. Andrew                   Senior  Managing Director and Chief Investment
                                   Officer

 Franklin P. Ciano                 Senior Vice President and Chief Financial Officer    Chief Financial  Officer and Treasurer
                                                                                        of North Track Funds, Inc. since 1996

 S. Charles O'Meara                Director and Secretary                               Secretary of North Track
                                                                                        Funds, Inc. since 2003

 Elizabeth A. Watkins              Chief Compliance Officer

 Sarah E. Schott                   Assistant Secretary

 James F. Sullivan                 Managing Director

 Craig S. Vanucci                  Senior Vice President and Senior Portfolio Manager

                                                      POSITION WITH
 NAME                                        ZIEGLER CAPITAL MANAGEMENT, LLC                    OTHER AFFILIATIONS(1)
 ----                                        -------------------------------                    ------------------
 Michael D. Andelbradt             Senior Vice President and Portfolio Manager

 Mark B. Burka                     Senior Vice President and Portfolio Manager

 James R. Wyatt                    Senior Vice President and Institutional Sales

 Lori Richardson                   Senior Vice President and Institutional Sales

 Linda Matza                       Senior Vice President and Product Manager

 James D. Dodge                    Senior Vice President

 Brian J. Hoogland                 Senior Vice President

 Richard G. Knoor                  Senior Vice President

 Bradley E. Laffrey                Senior Vice President

 Glen C. Matz                      Senior Vice President

 Donald J. Nesbitt                 Vice President and Portfolio Manager

 Richard D. Scargill               Vice President and Portfolio Manager

 Derek J. Pawlak                   Vice President and Portfolio Manager

 Kathryn Sahli                     Vice President and Institutional Sales

 James F. Devereaux                Vice President

 Wendy Stojadinovic                Assistance Vice President and Portfolio Manager

 Mikhail Alkhazov                  Assistance Vice President and Portfolio Manager

 Jolie Keller                      Assistance Vice President and Equity Trader

(1) Certain of the indicated persons are officers or directors of Ziegler Capital Management, LLC's parent, The Ziegler Companies, Inc., Ziegler Capital Management, LLC's affiliate, B.C. Ziegler and Company, and of other subsidiaries of its parent. Other than these affiliations, and except as otherwise indicated on the table, the response is none.

Item 27.          Principal Underwriter

                  (a) Catholic Financial Services Corporation acts as the distributor to the Fund. Catholic Financial Services Corporation does not act as the principal underwriter or distributor of any other open-end mutual funds.

                  (b) A list of the officers and directors of Catholic Financial Services Corporation as of November 30, 2005, together with information as to their positions with Catholic Financial Services Corporation and with the Catholic Funds and their addresses, is set forth above under Item 26(a) above.

                  (c)      Not applicable.

Item 28.          Location of Accounts and Records

                  Catholic Financial Services Corporation
                  1100 West Wells Street
                  Milwaukee, Wisconsin 53233

                  U.S. Bancorp Fund Services, LLC
                  615 East Michigan Street
                  Milwaukee, Wisconsin 53202

Item 29.          Management Services

                  Not applicable.

Item 30.          Undertakings

                  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this filing to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Milwaukee, State of Wisconsin on this 1st day of December, 2005.

                                   THE CATHOLIC FUNDS, INC.


                                   By:  /s/ Theodore F. Zimmer
                                        ----------------------------------------
                                        Theodore F. Zimmer, President and CEO

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registrant's Registration Statement has been signed on this 1st day of December, 2005, by the following persons in the capacities indicated.

SIGNATURE                                          TITLE
---------                                          -----
/s/ Daniel J. Steininger                           Chairman of the Board and Director
-------------------------------------------
Daniel J. Steininger

/s/ Allan G. Lorge                                 Vice President, Chief Financial Officer Secretary and
-------------------------------------------        Director (Principal Financial Officer)

Allan G. Lorge
/s/  Mark K. Forbord                               Controller (Principal Accounting Officer)
-------------------------------------------
Mark K. Forbord

Thomas A. Bausch*                                  Director
-------------------------------------------
Thomas A. Bausch

J. Michael Borden*                                 Director
-------------------------------------------
J. Michael Borden

Daniel R. Doucette*                                Director
-------------------------------------------
Daniel R. Doucette

Amelia E. Macareno*                                Director
-------------------------------------------
Amelia E. Macareno

Thomas J. Munninghoff*                             Director
-------------------------------------------
Thomas J. Munninghoff

Bernard E. Reidy*                                  Director
-------------------------------------------
Bernard E. Reidy

Conrad L. Sobczak*                                 Director
-------------------------------------------
Conrad L. Sobczak

*By: /s/ Allan G. Lorge
     ------------------
     Allan G. Lorge, pursuant to a Power of Attorney
     dated November 15, 2005, a copy of which is
     filed herewith (see following page)

                        THE CATHOLIC ALLIANCE FUNDS, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Allan G. Lorge and Theodore F. Zimmer, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute from time to time in his name and on his behalf, in any and all capacities, any and all pre-effective and post-effective amendments to The Catholic Alliance Funds, Inc.'s Registration Statement on Form N-1A (Registration No. 333-69803 under the Securities Act of 1933; File No. 811-09177 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable The Catholic Alliance Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

         IN WITNESS WHEREOF, each of the undersigned directors of The Catholic Alliance Funds, Inc. has hereunto set his hand as of this 15th day of November, 2005.

/s/  Daniel J. Steininger                  /s/  Allan G. Lorge
-----------------------------------        -------------------------------------
Daniel J. Steininger                       Allan G. Lorge

/s/  Mark K. Forbord                       /s/  Thomas Bausch
-----------------------------------        -------------------------------------
Mark K. Forbord                            Thomas Bausch

/s/  James M. Borden                       /s/  Daniel R. Doucette
-----------------------------------        -------------------------------------
James M. Borden                            Daniel R. Doucette

/s/  Amelia E. Macareno                    /s/  Thomas J. Munninghoff
-----------------------------------        -------------------------------------
Amelia E. Macareno                         Thomas J. Munninghoff

/s/  Bernard E. Reidy                      /s/  Conrad L. Sobczak
-----------------------------------        -------------------------------------
Bernard E. Reidy                           Conrad L. Sobczak

                                  EXHIBIT INDEX

                                                                          PREVIOUSLY FILED AND
                                                                     INCORPORATED BY REFERENCE FROM
                                                                     ------------------------------

EXHIBIT NO.                        DESCRIPTION                          FILING            DATE FILED        FILED HEREWITH
-----------                        -----------                          ------            ----------        --------------
(a)(1)             Articles of Incorporation                    Initial Registration       12/28/98

(a)(2)             Articles of Amendment changing name to The   Pre-Effective               4/28/99
                   Catholic Funds, Inc.                         Amendment No. 1

(a)(3)             Most Recent Articles of Supplementary        Post-Effective              1/9/02
                                                                Amendment No. 4

(b)                Bylaws                                       Post-Effective             12/13/04
                                                                Amendment No. 9

(c)(1)             Articles Sixth through Eighth and Article
                   Tenth of the Articles of Incorporation
                   (see Exhibit (a))

(c)(2)             Articles II, VI, IX and X of the Bylaws
                   (see Exhibit (b))

(d)(1)             Investment Advisory Agreement with           Pre-Effective               4/28/99
                   Catholic Financial Services Corporation      Amendment No. 1

(d)(2)             Amendment to Add The Catholic Equity Fund    Post-Effective              3/20/02
                                                                Amendment No. 6

(d)(3)             Amendment to the Schedule of the                                                                     *
                   Investment Advisory Agreement with
                   Catholic Financial Services Corporation

(d)(4)             Sub-Advisory Agreement with Mellon           Post-Effective              3/20/02
                   Equity Associates, LLP for The               Amendment No. 6
                   Catholic Equity Fund

(d)(5)             Sub-Advisory Agreement with Ziegler                                                                  *
                   Capital Management, LLC
                   for The Catholic Equity Fund

(e)(1)             Amended and Restated Distribution Agreement                                                          *

(e)(2)             Selected Dealer Letter Agreement                                                                     *

(e)(3)             Selected Dealer Agreement with B.C.                                                                  *
                   Ziegler and Company

(f)                Not Applicable

                                                                          PREVIOUSLY FILED AND
                                                                     INCORPORATED BY REFERENCE FROM
                                                                     ------------------------------

EXHIBIT NO.                        DESCRIPTION                          FILING            DATE FILED        FILED HEREWITH
-----------                        -----------                          ------            ----------        --------------
(g)(1)             Custodian Servicing Agreement                Pre-Effective               4/28/99
                                                                Amendment No. 1

(g)(2)             Amendments, including: (i) Amendment dated   Post-Effective              1/13/04
                   January 1, 2002 reflecting the Custodian's   Amendment No. 8
                   name change; and (ii) Amendment dated
                   August 14, 2002 reflecting the
                   consolidation of the Registrant's three
                   equity funds into the Catholic Equity Fund.

(h)(1)             Transfer Agent Servicing Agreement           Pre-Effective               4/28/99
                                                                Amendment No. 1

(h)(2)             Amendments and Supplements to Transfer       Post-Effective              1/13/04
                   Agent Servicing Agreement, including:        Amendment No. 8
                   (i) Exhibit B addressing "as of" trades;
                   (ii) Amendment dated August 31, 1999
                   reflecting certain modifications to the
                   pricing schedule (Exhibit A); Amendment
                   dated January 1, 2002, reflecting the
                   Transfer Agent's name change; (iii)
                   Amendment dated April 15, 2002 reflecting
                   the consolidation of the Registrant's three
                   Equity Funds into the Catholic Equity Fund;
                   and (iv) Amendment dated July 24, 2002
                   implementing a customer identification
                   program.

(h)(3)             Fund Accounting Servicing Agreement          Pre-Effective               4/28/99
                                                                Amendment No. 1

(h)(4)             Amendments to the Fund Accounting            Post-Effective              1/13/04
                   Servicing Agreement, including:              Amendment No. 8
                   (i) Amendment dated January 1, 2002
                   reflecting the Fund Accounting Agent's
                   name change; and (ii) Amendment dated
                   November 7, 2002 reflecting the
                   consolidation of the Registrant's three
                   equity funds into the Catholic Equity Fund.

(h)(5)             Fulfillment Servicing Agreement              Pre-Effective               4/28/99
                                                                Amendment No. 1

(h)(6)             Amendment dated January 1, 2002 to the       Post-Effective              1/13/04
                   Fulfillment Servicing Agreement reflecting   Amendment No. 8
                   the Fulfillment Agent's name change.

                                                                          PREVIOUSLY FILED AND
                                                                     INCORPORATED BY REFERENCE FROM
                                                                     ------------------------------

EXHIBIT NO.                        DESCRIPTION                          FILING            DATE FILED        FILED HEREWITH
-----------                        -----------                          ------            ----------        --------------
(h)(7)             Fund Administration Servicing Agreement      Pre-Effective               4/28/99
                                                                Amendment No. 1

(h)(8)             Amendments to Fund Administration            Post-Effective              1/13/04
                   Servicing Agreement, including:              Amendment No. 8
                   (i) Amendment dated January 1, 2002 to
                   reflect the Administrator's name change;
                   and (ii) Amendment dated April 15, 2002
                   to reflect the consolidation of the
                   Registrant's three equity funds into the
                   Catholic Equity Fund

(i)                Legal Opinion and Consent of Quarles &                                                            (1)
                   Brady LLP

(j)(1)             Consent of Independent Registered Public                                                          (1)
                   Accounting Firm

(j)(2)             Consent of Quarles & Brady LLP
                   (See Exhibit (i))

(k)                Not Applicable

(l)                Subscription Agreement                       Pre-Effective               4/28/99
                                                                Amendment No. 1

(m)                Rule 12b-1 Plan (as amended and restated                                                            *
                   on November 15, 2005)

(n)                Rule 18f-3 Plan (as amended and restated                                                            *
                   on November 15, 2005)

(o)                Not Applicable

(p)(1)             Catholic Financial Services Corporation's    Post-Effective             12/13/04
                   Code of Ethics                               Amendment No. 9

(p)(2)             Mellon Equity Associates, LLP's Code of      Post-Effective              3/20/02
                   Ethics                                       Amendment No. 6

(1) To be filed by amendment incorporating the Fund's financial statements as of, and for the period ended, September 30, 2005.


                                       3